Exhibit 10.27
Certain information in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
CROSS LICENSE AGREEMENT
     This Cross License Agreement (the “Agreement”) dated as of July 16, 2003 (the “Effective Date”) is entered into by and between Avidia Research Institute, a Delaware corporation, having a place of business at 515 Galveston Drive, Redwood City, California 94063 (“Avidia”) and Maxygen, Inc., a Delaware corporation, having a place of business at 515 Galveston Drive, Redwood City, California 94063 (“Maxygen”).
BACKGROUND
     A. In connection with the establishment of Avidia, Maxygen has assigned to Avidia certain patent applications relating to methods for preparing novel monomeric or multimeric proteins pursuant to an Assignment Agreement of even date herewith;
     B. Maxygen desires to obtain from Avidia an exclusive worldwide license under the Assigned Patent Rights (as defined below) for the Maxygen Field (as defined below); and Avidia is willing to grant such a license to Maxygen, on the terms and conditions herein;
     C. Maxygen owns or Controls certain intellectual property that is necessary for the practice of the Assigned Patent Rights, as well as intellectual property that may be useful for such practice, in each case, outside the Maxygen Field, and Avidia desires to obtain from Maxygen non-exclusive licenses to use such intellectual property outside the Maxygen Field; and Maxygen is willing to grant to Avidia such licenses, on the terms and conditions herein;
     D. Maxygen owns certain software and tangible property useful for the practice of the Assigned Patent Rights outside the Maxygen Field, and Avidia desires to obtain from Maxygen non-exclusive licenses to use such software and tangible property outside the Maxygen Field; and Maxygen is willing to grant to Avidia such licenses, on the terms and conditions herein; and
     E. Maxygen wishes to obtain options to acquire exclusive licenses to Products for certain Avidia Targets (as defined below); and Avidia is willing to grant such a license to Maxygen, on the terms and conditions herein
     NOW THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:
     1. DEFINITIONS. The following capitalized terms defined in this Article 1 shall have the meanings set forth below for purposes of this Agreement:
          1.1 “Affiliate” means any corporation, firm, limited liability company, trust, partnership or other entity that directly or indirectly controls or is controlled by or is under common control with a Party to this Agreement. As used in this definition, “controls”, “controlled by” and “under common control with” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting securities or partnership interest, by contract or otherwise. In the case of a corporation, the direct or indirect ownership of fifty percent (50%) or more of its outstanding voting shares, or in the case of a partnership, status as a general partner, or in the case of any other type of legal entity, fifty percent (50%) or more of the ownership interests, shall in any event be deemed to confer control, it being understood that the direct or indirect ownership of a lesser percentage of such shares or ownership interest shall not necessarily preclude the existence of control.
          1.2 “Agriculture Subfield” shall have the meaning set forth in Exhibit A hereto.
          1.3 “Approved DBP Therapeutic Conjugate” means a particular DBP Therapeutic Conjugate that Maxygen has agreed that Avidia may develop and commercialize pursuant to Section 2.5. The Approved DBP Therapeutic Conjugates as of the Effective Date are listed on Exhibit B hereto.
          1.4 “Assigned Patent Rights” means, collectively: (a) the patent applications listed on Exhibit C hereto; (b) all patent applications filed on an invention described in an Invention Disclosure; (c) all divisions, continuations (other than continuations-in-part), substitutions and patents of addition of any of the preceding; (d) all foreign counterparts of any of the foregoing; and (e) all patents and/or registrations that issue from any of the foregoing patent applications (including, without limitation, all reissues, renewals, extensions, substitutions, confirmations, re-registrations, re-examinations, re-validations, supplementary protection certificates and/or other governmental actions that extend the term of any such letters patent).
          1.5 “Authorized Method” means the practice of the Assigned Patent Rights and/or the Subject Improvements to generate one or more libraries of nucleic acids encoding Domain-Based Proteins by the process of: (a) [****]; and (b) [****].
          1.6 “Avidia Know-How” means all Know-How that is owned or Controlled by Avidia prior to the Trigger Date that is necessary or useful for the practice of the Assigned Patent Rights and/or the Subject Improvements and/or Avidia Necessary Claims in the Maxygen Field.
          1.7 “Avidia Necessary Claim” means a claim of any issued patent (other than those within the Assigned Patent Rights) owned or Controlled by Avidia that is necessary for the practice of the Authorized Method in the Maxygen Field. As used in this definition, “necessary” means that the [****]. The Avidia Necessary Claims shall be listed on Exhibit D hereto, which shall be updated in accordance with Section 3.3.
          1.8 “Avidia Target” means any Ligand (other than an Excluded Target) for which research is conducted by Avidia (or its subcontractor) to develop a Product for [****] or [****] therapeutic and/or prophylactic use that [****].

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          1.9 “Avidia Team” means the following individuals: [****] and [****].
          1.10 “Avidia Useful Claim” means a claim of any Patent Right owned or Controlled by Avidia (other than the Avidia Necessary Claims or any claims within the Assigned Patent Rights) that: (a) is useful, but not necessary, for the practice of the Assigned Patent Rights and/or the Subject Improvements in the Maxygen Field, or (b) becomes a “Avidia Useful Claim” pursuant to Section 3.6 below.
          1.11 “Cap” shall have the meaning set forth in Section 5.1.2 below.
          1.12 “Change of Control” means: (a) a dissolution or liquidation of Avidia; (b) a sale of all or substantially all the assets of Avidia; or (c) any consolidation or merger of Avidia with or into any other corporation or other entity or person, or any other corporate reorganization, in which those persons or entities that are Avidia stockholders immediately prior to such consolidation, merger or reorganization, own less than fifty percent (50%) of the surviving entity’s voting power immediately after such consolidation, merger or reorganization; in each case, in which those persons or entities that are Avidia stockholders immediately prior to the relevant event described in clauses (a), (b) or (c) above receive cash or publicly-traded securities or some combination thereof having an aggregate value of at least [****] U.S. dollars (U.S.$ [****]).
          1.13 “Chemicals Subfield” shall have the meaning set forth in Exhibit E hereto.
          1.14 “Confidential Information” means any and all information, whatever its form or medium (whether written, oral, electronic, graphic or otherwise), including technical information, results, data and/or design of experiments, that is disclosed by any Party to the other Party that (a) if disclosed in written or other tangible form, is marked or labeled as “confidential” or “proprietary” or with a similar marking or legend sufficient to notify the receiving Party that such information is subject to the terms of this Agreement, or (b) if disclosed orally or in other intangible form, is identified as confidential or proprietary by the disclosing Party at the time of disclosure.
          1.15 “Control” or “Controlled” means possession of the ability to grant licenses or sublicenses, as the case may be, to intellectual property or Know-How or to transfer Materials, in each case, without violating the terms of any agreement or other arrangement with any Third Party. Control shall include the right to grant sublicenses or transfer Materials where the grant or practice of such sublicense or transfer may incur a contractual payment obligation to a Third Party, but only to the extent the Party receiving the sublicense or transfer hereunder agrees to fully reimburse the granting Party for any such payments due to such Third Party, unless otherwise expressly agreed in writing by the Parties.
          1.16 “CPI” means the Consumer Price Index, All Urban Customers, as published in the U.S. Bureau of Labor Statistics.

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          1.17 “DBP Research Conjugate” means a non-naturally occurring fusion protein(s) that contains a protein described in Section 1.20(a) and (b) (and (c) and/or (e), as applicable) that has fused at [****] of such protein [****] other specific protein(s) [****], wherein (i) such other specific protein(s) [****] is/are [****], or (ii) such fusion protein is [****].
          1.18 “DBP Therapeutic Conjugate” means a non-naturally occurring fusion protein (i) that contains a protein described in Section 1.20(a) and (b) (and (c) and/or (e), as applicable) that has fused at [****] of such protein [****] other specific protein(s) [****] that is [****], and (ii) is [****].
          1.19 “Domain” means a protein subsequence of between [****] and [****] contiguous amino acids, that is (a) a [****], or (b) a [****] that (i) is [****], and (ii) has a [****].
          1.20 “Domain-Based Protein” means a non-naturally occurring protein expressed from a [****] that:
               (a) is capable of binding specifically to one or more Ligands; and
               (b) consists solely of between one (1) and [****] Domain(s) (from up to three (3) different Families), that are covalently bound (either directly to each other or, optionally, via linkers each of which is less than [****] amino acids), and consists of no other amino acid residues, except as expressly permitted in (c), (d) or (e) below; and
               (c) optionally, has fused at [****] of the protein described in (a) and (b) above an amino acid sequence of less than [****] amino acids; and
               (d) optionally, has fused at [****] of the protein described in (a) and (b) above (and (c) and/or (e), as applicable) one or more other [****] proteins [****], if, and only if:
                    (i) [****], or
                    (ii) [****], or
                    (iii) such fusion protein is an Approved DBP Therapeutic Conjugate approved by Maxygen pursuant to Section 2.5 below; and
               (e) optionally, at [****] of a protein described above (i.e., a protein described in any permitted combination of (a), (b), (c) and (d) above), a linker of less than [****] amino acids that allows more rapid purification of such protein or detection of such protein in an assay (e.g., ELISA).

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It is understood and agreed by the Parties that, as used herein, “Domain-Based Protein” shall not include, except as expressly permitted in (c), (d) or (e) above, any composition of matter containing (however attached or bound): (x) any [****], or (y) any [****].
As used herein, “Domain-Based Protein” shall include any composition of matter that consists solely of (1) non-covalently bound multimers of similar or different Domain-Based Proteins or (2) Domain-Based Proteins that are bound, covalently or non-covalently, to molecules that [****].
          1.21 “Excluded Target” means a Ligand (a) that is proprietary to any Third Party (i.e., [****]); or (b) that was an Avidia Target but ceased to be an Avidia Target pursuant to Section 5.3.2 or 5.3.4; or (c) for which Avidia did not commence any research for its own benefit to develop any Product [****], but with regard to which a Third Party has entered into a written agreement with Avidia pursuant to which such Third Party will collaborate with and sponsor research at Avidia to develop Products [****].
          1.22 “Family” means a group of [****] sequences, in which the members of such group (a) are [****], and (b) have a [****] and remain the same whether such a member is isolated or covalently joined to other peptides in a larger protein.
          1.23 “Invention Disclosure” means an invention disclosure listed on Exhibit F hereto.
          1.24 “Know-How” means proprietary data, instructions, processes, formulae, materials, expert opinions and information, including, without limitation, biological, chemical, pharmacological, toxicological, pharmaceutical, physical, analytical, pre-clinical, clinical, safety, manufacturing and quality control data and information, in each case, that is not generally known. Know-How does not include any inventions included in the Patent Rights.
          1.25 “Known” means (i) known or believed by Avidia or by Avidia’s Affiliates or Licensees who are working on the relevant Domain-Based Protein or DBP Therapeutic Conjugate, or (ii) disclosed by information in the public domain, in the form of a peer-reviewed scientific publication or abstract or other credible scientific publication.
          1.26 “Licensed Product” means a Product for the treatment or prophylaxis of [****] or [****] disease that [****], for which Maxygen has exercised a Target Option with respect to such Avidia Target and entered into a Product License Agreement.
          1.27 “Licensee” means any Third Party that Avidia or Maxygen has granted a license or sublicense, as the case may be, to any of the Assigned Patent Rights.
          1.28 “Ligand” means a naturally occurring biomolecule.
          1.29 “Major Market Country” means [****].

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          1.30 “Materials” means the biological materials listed on Exhibit G hereto.
          1.31 “Maxygen Field” means the development, manufacture, use and/or commercialization of Maxygen Products.
          1.32 “Maxygen Information” means any non-public information that was (i) disclosed, prior to the Effective Date, by or on behalf of Maxygen or its Affiliates to a member of the Avidia Team, or (ii) developed by any member of the Avidia Team during their employment by or consulting with Maxygen, or (iii) learned by any member of the Avidia Team during their employment by or consulting with Maxygen from Maxygen or a Third Party under confidentiality with Maxygen.
          1.33 “Maxygen Necessary Claim” means a claim of any issued patent owned or Controlled by Maxygen that is necessary for the practice of the Authorized Method outside the Maxygen Field. As used in this definition, “necessary” means that the [****]. The Maxygen Necessary Claims licensed to Avidia as of the Effective Date are listed on Exhibit H hereto, which shall be updated in accordance with Section 2.3.
          1.34 “Maxygen Necessary Know-How” means all Know-How owned or Controlled by Maxygen prior to the Trigger Date that is necessary to practice of the Authorized Method outside the Maxygen Field.
          1.35 “Maxygen Other Know-How” means all Know-How owned or Controlled by Maxygen prior to the Trigger Date that was developed (a) by any member of the Avidia Team in the period from June 1, 2001 until the Effective Date or (b) prior to the Effective Date pursuant to (i) the Consulting Agreement, entered by [****] and Maxygen, Inc., effective January 21, 2003, or (ii) the Laboratory Services Agreement, entered by [****] and Maxygen, Inc., effective February 14, 2003; provided, Maxygen Other Know-How shall not include any Maxygen Necessary Know-How or any Shuffling Technology.
          1.36 “Maxygen Product” means (a) any Product in the Chemicals Subfield; (b) any Product in the Agriculture Subfield; and/or (c) any Reserved Therapeutic Product.
          1.37 “Maxygen Useful Claim” means a claim of a Patent Right owned or Controlled by Maxygen (other than the Maxygen Necessary Claims) that: (a) is useful, but not necessary, for the practice of the Assigned Patent Rights and/or the Subject Improvements outside the Maxygen Field, or (b) becomes a “Maxygen Useful Claim” pursuant to Section 2.4 below. The Maxygen Useful Claims existing as of the Effective Date are listed on Exhibit I hereto.
          1.38 “Maxygen Useful Know-How” means all Know-How owned or Controlled by Maxygen prior to the Trigger Date that is necessary or useful for the practice of the Assigned Patent Rights and/or the Subject Improvements outside the Maxygen Field;

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provided, Maxygen Useful Know-How shall not include any Maxygen Necessary Know-How, Maxygen Other Know-How or Shuffling Technology.
          1.39 “Party” means Maxygen or Avidia, and the “Parties” means Maxygen and Avidia.
          1.40 “Patent Rights” means any and all United States or foreign provisional and/or utility patent applications (including, without limitation, all divisions, continuations in whole or in part, substitutions and patents of addition), and any and all United States or foreign letters patent and/or registrations (including, without limitation, all reissues, renewals, extensions, confirmations, re-registrations, re-examinations, re-validations, supplementary protection certificates and/or other governmental actions that extend the term of any such letters patent).
          1.41 “Product” means any product that contains a Domain-Based Protein that is (a) claimed in one or more of the Assigned Patent Rights or (b) made, or developed with [****].
          1.42 “Product License Agreement” means that certain form of Product License Agreement attached hereto as Exhibit J.
          1.43 “Qualified IPO” means a firmly underwritten public offering of shares of common stock of Avidia for a total offering of not less than twenty million U.S. dollars ($20,000,000), before deduction of underwriter’s commissions and expenses.
          1.44 “Reserved Therapeutic Product” means any Product for [****] therapeutic or prophylactic use, that is:
               (a) a TPO [****];
               (b) a TPO/IL3 [****];
               (c) a TNF/IL-1 [****];
               (d) [****] any interferon receptor;
               (e) [****] any interferon or any interferon receptor;
               (f) a p40 (subunit of IL-12 and IL-23) [****];
               (g) [****] CD40;
               (h) [****] CD40 ligand;
               (i) [****] B.7.1 (CD80);

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               (j) [****] B.7.2 (CD86);
               (k) [****] CD28; or
               (l) [****] CTLA4.
For purposes of this definition, “agonist” means a [****] agonist of the applicable Ligand and/or cognate receptor, and “antagonist” means a [****] antagonist of the applicable Ligand and/or cognate receptor. The criteria for agonists and antagonists for the above targets are set forth on Exhibit K hereto. It is understood and agreed that an agonist and/or an antagonist functions by binding to the applicable Ligand and/or the cognate receptor.
          1.45 “Restriction Enzyme Processes” means processes involving the use of restriction enzymes to cut nucleic acids at predetermined positions and then recombining such nucleic acids by ligation.
          1.46 “Shuffle”, “Shuffled” and “Shuffling” means the recombination and/or rearrangement and/or mutation of genetic material for the creation of genetic diversity.
          1.47 “Shuffling Technology” means (a) all Patent Rights owned or Controlled by Maxygen that are necessary or useful for Shuffling and (b) all Know-How owned or Controlled by Maxygen that is necessary or useful for Shuffling and (i) exists as of the Effective Date or (ii) is disclosed to Avidia by Maxygen during the term of this Agreement.
          1.48 “Software” means each, and collectively all, of the software programs owned by Maxygen that are listed on Exhibit L hereto, in source and object code format, and associated documentation necessary for the operation of such software, but only to the extent and in the form such documentation exists as of the Effective Date, unless otherwise agreed in writing by the Parties.
          1.49 “Software Improvement” means any modification, derivative work of or improvement made by Avidia to any aspect of the Software.
          1.50 “Splicing By Overlap Extension” means a PCR-based extension process for joining two or more nucleic acid molecules at defined sites at the ends of the molecules by the use of specially designed Bipartite Primers. By way of illustration, an example of such a process is described in Horten et al., Gene, 77:61-68 (1989). As used in this definition, “Bipartite Primer” means an oligonucleotide primer containing solely subsequences from the ends of two different nucleic acids such that the two nucleic acids can be joined together by PCR extension.
          1.51 “Subject Improvement” means any improvement of or to any invention claimed in the Assigned Patent Rights, (a) that is conceived and reduced to practice or otherwise developed, in the period from the Effective Date until and including the Trigger Date, by (i)

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Maxygen, (ii) Avidia, or (iii) any Licensee of either Party, provided that neither Party shall be obliged to incur additional contractual payment obligations or to engage in undue additional negotiation with such Licensee to obtain such rights necessary to perform its obligations under Sections 2.1(a) or 3.1(a), and (b) the practice of which falls within the scope of a claim of a patent application or patent within the Assigned Patent Rights in any country or multinational jurisdiction, which claim is entitled to filing priority based on a patent application or patent within the Assigned Patent Rights that was filed on or before the Trigger Date; provided, a Subject Improvement shall (x) include any claims of Patent Rights claiming the applicable improvement and any related Know-How for practicing such Subject Improvement and (y) exclude the Assigned Patent Rights.
          1.52 “Suspension Date” shall have the meaning set forth in Section 5.2.1(c).
          1.53 “Target Option” shall have the meaning set forth in Section 5.1.1(a) below.
          1.54 “Territory” means worldwide.
          1.55 “Third Party” means any person or entity other than Maxygen or Avidia or an Affiliate of Maxygen or Avidia.
          1.56 “Trigger Date” means the earliest of (a) the fourth anniversary of the Effective Date, (b) the closing date of a Qualified IPO, or (c) a Change of Control; provided, if Maxygen exercises its Target Option with respect to [****] or more Avidia Targets and the Parties enter into the corresponding Product License Agreements, prior to the earliest to occur of (a), (b) or (c) above, then the Trigger Date shall automatically be extended until the earliest to occur of (x) the sixth anniversary of the Effective Date, (y) the closing date of a Qualified IPO, or (z) a Change of Control.
          1.57 “Veterinary Product” means any Product for veterinary therapeutic or prophylactic use, that is:
               (a) [****];
               (b) [****];
               (c) [****];
               (d) [****];
               (e) [****];
               (f) [****];

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               (g) [****];
               (h) [****];
               (i) [****]; or
               (j) [****].
For purposes of this definition, “agonist” means a [****] agonist of the applicable Ligand and/or cognate receptor, and “antagonist” means a [****] antagonist of the applicable Ligand and/or cognate receptor. The criteria for agonists and antagonists for the above targets are set forth on Exhibit K hereto. It is understood and agreed that an agonist and/or an antagonist functions by binding to the applicable Ligand and/or the cognate receptor.
     2. LICENSE TO AVIDIA
          2.1 License Grant. In partial consideration for the Avidia stock granted to Maxygen pursuant to [****] and subject to the terms and conditions of this Agreement, Maxygen hereby grants to Avidia the following licenses:
               (a) a non-exclusive, [****], perpetual, irrevocable, [****] license, under the Maxygen Necessary Claims and the Maxygen Necessary Know-How to practice the Authorized Method, solely to develop, make, have made, use, import, have imported, offer to sell and sell Products outside the Maxygen Field in the Territory;
               (b) a non-exclusive, [****], perpetual, irrevocable, [****] license, under the Maxygen Useful Claims and the Maxygen Useful Know-How, solely to develop, make, have made, use, import, have imported, offer to sell and sell Products outside the Maxygen Field in the Territory;
               (c) a non-exclusive, [****], perpetual, irrevocable, [****] license to practice the Maxygen Other Know-How in the Territory to (i) develop, make, have made, use, import, have imported, offer to sell and sell Products outside the Maxygen Field, and (ii) for any other purpose, except to develop, make, have made, use, import, have imported, offer to sell and sell any protein-based product for [****] other than [****];
               (d) a non-exclusive, [****], perpetual, irrevocable, [****] license, under Maxygen’s interest in the Subject Improvements (including any corresponding Patent Rights and/or Know-How), solely to develop, make, have made, use, import, have imported, offer to sell and sell Products outside the Maxygen Field in the Territory;
               (e) a non-exclusive, [****], perpetual, irrevocable license, to make, have made and use the Materials and/or their derivatives, to develop, make, have made, use,

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import, have imported, offer to sell and sell Products outside the Maxygen Field in the Territory; and
               (f) a non-exclusive, [****], perpetual, irrevocable, non-transferable (except pursuant to Section 14.2.1) license to the Software to (i) use such Software internally within Avidia, (ii) display such Software internally within Avidia, (iii) reproduce such Software, to the extent necessary to prepare backup copies for Avidia’s internal use, and (iv) make derivative works of such Software for internal use within Avidia, in each case, solely in conjunction with Avidia’s efforts to develop, make, have made, use, import, have imported, offer to sell and sell Products outside the Maxygen Field in the Territory.
          2.2 Sublicenses. Avidia may grant and authorize sublicenses to any of the rights granted it in Section 2.1(a)-(e); provided, however, Avidia may only grant sublicenses under Sections 2.1(a), (b), (d) and (e) in conjunction with a grant of a license of the Assigned Patent Rights and solely for the purpose of allowing the practice of the Assigned Patent Rights to develop, make, have made, use, import, have imported, offer to sell and sale of Products outside the Maxygen Field in the Territory. Promptly after the grant of any such sublicense, Avidia shall notify Maxygen in writing of the identity of each such Licensee and the specific rights (by field and geographic region) granted to each such Licensee, provided that Avidia shall have no obligation to reveal any information that is confidential information of such Licensee.
          2.3 Other Necessary Claims.
               2.3.1 Notice; Decision. If during the term of this Agreement Avidia becomes aware of any claims of any patents owned or Controlled by Maxygen that Avidia believes are necessary for the practice of the Authorized Method, then Avidia may contact Maxygen identifying the relevant claims of the relevant patents and requesting a license from Maxygen. In any such event, Maxygen agrees to discuss in good faith with Avidia whether Avidia requires a license to any such claims of any such patent for such purpose. Maxygen further agrees that, if the Parties agree that Avidia requires a license to such claims of any patents to practice the Authorized Method, such request will be considered favorably by Maxygen, unless the grant of such license by Maxygen would have a material adverse impact on Maxygen or its Affiliates, as determined in Maxygen’s sole discretion. If Maxygen’s decision is favorable, such claims of any patents shall be added to Exhibit H (which addition shall be reflected in a writing signed by both Parties), and such claims shall be Maxygen Necessary Claims unless any payments would be owed to any Third Party for the granting or practice of any such license, in which case the procedures set forth in Section 2.3.3 below shall apply.
               2.3.2 Neutral Determination.
                    (a) If the Parties are unable to agree on whether a license to any claims of any patents owned or Controlled by Maxygen is necessary for Avidia to practice the Authorized Method, either Party shall submit the matter to a mutually agreed independent

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patent attorney (the “Neutral”) who shall have the authority to determine whether a license to claims of any such patent is necessary for Avidia to practice the Authorized Method. As used in this Section 2.3.2, “necessary” means that the methods claimed in the Assigned Patent Rights and/or Subject Improvements cannot practically be practiced to perform the Authorized Method without infringing the applicable claims of any patent owned or Controlled by Maxygen.
                    (b) The Parties shall equally share the costs associated with any such evaluation. If the Neutral determines that such a license is necessary for the practice of the Authorized Method, then subject to Section 2.3.4, so long as the grant of such license by Maxygen would not have a material adverse impact on Maxygen, the applicable claims of such patent shall be added to Exhibit H and be “Maxygen Necessary Claims” unless any payments would be owed to Third Parties for the granting or practice of any such license, in which case the procedures set forth in Section 2.3.3 below shall apply.
                    (c) The Parties shall direct the Neutral that any evaluation subject to this Section 2.3.2 be completed within ninety (90) days and each shall reasonably cooperate to allow such evaluation to be completed within such time period.
               2.3.3 License Terms. If (a) the Parties agree or the Neutral decides that any claims of a particular patent owned or Controlled by Maxygen are necessary for the practice of the Authorized Method, and (b) payments would be owed to Third Parties for the granting or practice of any such license, then Maxygen shall disclose all such payments to Avidia in writing. If Avidia is still interested in obtaining a license to such patent, then it shall notify Maxygen in writing and the Parties shall negotiate in good faith the scope and terms of such a license to Avidia. Any license granted by Maxygen to Avidia pursuant to this Section 2.3.3 must be embodied in a written document signed by both Parties. In any such agreement, Avidia will agree (x) to be responsible for paying any amounts due to Third Parties for the practice of any such license by Avidia and its Licensees, and (y) indemnify and hold harmless Maxygen and its Affiliates and their respective directors, officers, employees and agents from and against any and all losses, injuries, damages and/or liabilities resulting from or arising out of or in connection with the practice of such license by Avidia or its Licensees.
               2.3.4 Acknowledgement. It is understood and agreed by the Parties that Shuffling Technology is one of Maxygen’s most valuable proprietary assets and that protection of Shuffling Technology is of paramount importance to Maxygen, and notwithstanding Section 2.3.2 above, that the Parties do not intend that Avidia will receive from Maxygen the grant of any license to any Shuffling Technology without Maxygen’s express written consent under this Section 2.3, which Maxygen may provide at its sole discretion on a case-by-case basis.
          2.4 Maxygen Useful Claims. If after the Effective Date Avidia becomes aware of any claims in Patent Rights owned or Controlled by Maxygen that Avidia believes would be useful for the practice of the Assigned Patent Rights and/or the Subject Improvements outside the Maxygen Field, then Avidia may request a license from Maxygen thereto identifying the relevant claims and Patent Rights. In any such event, Maxygen agrees to discuss in good faith with Avidia the terms of such a proposed license to Avidia; provided, Maxygen shall have no obligation to grant to Avidia any license to such claims. If the Parties agree on the terms for such a license that are the same as those set forth in this Agreement, then such claims in such

Patent Rights shall be “Maxygen Useful Claims.” If the Parties agree on the terms for such a license that are different than those set forth in this Agreement, then the Parties will enter into a written agreement reflecting such terms. In any such agreement, Avidia will agree (a) to be responsible for paying any amounts due to Third Parties for the practice of any such license by Avidia and its Licensees, and (b) indemnify and hold harmless Maxygen and its Affiliates and their respective directors, officers, employees and agents from and against any and all losses, injuries, damages and/or liabilities resulting from or arising out of or in connection with the practice of such license by Avidia or its Licensees.
          2.5 DBP Therapeutic Conjugates.
               2.5.1 Acknowledgement. Avidia acknowledges that it shall not have any right, without Maxygen’s express written consent, to directly or indirectly (a) intentionally develop any DBP Therapeutic Conjugate for [****], or (b) make, use, import, sell or otherwise commercialize any DBP Therapeutic Conjugate for [****].
               2.5.2 Notice; Discussion. If during the term of this Agreement Avidia wishes to develop or commercialize any DBP Therapeutic Conjugate, then Avidia shall notify Maxygen and request approval from Maxygen to develop or commercialize such DBP Therapeutic Conjugate, identifying in writing (a) [****], and (b) [****]. In any such event, Maxygen agrees to discuss with Avidia in good faith Avidia’s interest in developing or commercializing such DBP Therapeutic Conjugate. Maxygen further agrees that such requests by Avidia for Maxygen’s approval will be considered favorably by Maxygen, unless Maxygen determines, in its sole discretion, that such an approval may have a material adverse impact on Maxygen or its Affiliates or Licensees.
               2.5.3 [****]; Approval. If Maxygen is willing to provide Avidia its approval that Avidia may develop and/or commercialize a particular DBP Therapeutic Conjugate, then the Parties shall [****] and any such DBP Therapeutic Conjugate thereafter shall be an Approved DBP Therapeutic Conjugate for purposes of this Agreement.
               2.5.4 Expectation. It is understood and agreed that it is the expectation of the Parties that no payments shall be required to be paid by Avidia to Maxygen for any such approval by Maxygen of any DBP Therapeutic Conjugate.
          2.6 Effect of Trigger Date. Upon the occurrence of the Trigger Date:
               (a) all licenses granted to Avidia (and sublicenses granted by Avidia to its Licensees) under this Agreement in effect as of the Trigger Date shall remain in effect, subject to the terms and conditions of this Agreement; and
               (b) Avidia shall not receive additional license rights to Subject Improvements conceived and reduced to practice or otherwise developed by Maxygen, except with respect to (i) patents or patent applications filed after the Trigger Date that claim such

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Subject Improvements or (ii) such Subject Improvements that fall within the scope of claims of patent applications or patents within the Assigned Patent Rights which were filed after the Trigger Date but are entitled to claim filing priority based on another patent application or patent within the Assigned Patent Rights filed on or before the Trigger Date. By way of illustration and without limitation, [****].
          2.7 No License Rights. Notwithstanding Section 2.1, it is understood and agreed that no license or right is granted to Avidia by Maxygen and no covenant is made by Maxygen to Avidia with regard to any Patent Rights or Know-How or Software owned or Controlled by Maxygen:
               (a) that pertain to the practice of the Shuffling Technology, except as expressly set forth in Section 2.1(a) with regard to Maxygen Necessary Claims and Maxygen Necessary Know-How, or as may be expressly agreed by Maxygen in a further written agreement; and/or
               (b) to develop, make, have made, use, import, have imported, offer for sale, sell or have sold (i) any instrument intended to perform DNA synthesis or produce DNA variants, or (ii) any kit, or set of materials or reagents, that is intended to enable a Third Party to conduct DNA synthesis or produce DNA variants; and/or
               (c) to develop, make, have made, use, import, have imported, offer for sale, sell or have sold any DBP Therapeutic Conjugate for [****] except an Approved DBP Therapeutic Conjugate.
          2.8 Third Party Obligations. Avidia shall be solely responsible for the payment of any amounts due to Third Parties to obtain any rights necessary for Avidia to develop or commercialize the inventions claimed in the Assigned Patent Rights and/or in connection with the development, manufacture, use, importation or sale of Products outside the Maxygen Field.
          2.9 No Implied Rights. No licenses or other rights, other than those expressly set forth in this Agreement, are granted by Maxygen to Avidia hereunder, and no additional license or other rights shall be deemed granted by Maxygen to Avidia by implication, estoppel or otherwise.
     3. LICENSE TO MAXYGEN
          3.1 License Grant. Subject to the terms and conditions of this Agreement (including without limitation Section 3.8), Avidia hereby grants to Maxygen, and Maxygen hereby accepts, the following licenses:
               (a) an exclusive, irrevocable, perpetual, [****] license under the Assigned Patent Rights and the Avidia Necessary Claims to practice the Authorized Method,

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solely to develop, make, have made, use, import, have imported, offer to sell and sell Maxygen Products for the Maxygen Field in the Territory;
               (b) an exclusive, irrevocable, perpetual, [****] license under the Avidia Useful Claims and Avidia Know-How, solely to develop, make, have made, use, import, have imported, offer to sell and sell Maxygen Products for the Maxygen Field in the Territory;
               (c) a non-exclusive, irrevocable, perpetual, [****] license under Avidia’s interest in the Subject Improvements (including any corresponding Patent Rights and/or Know-How), solely to develop, make, have made, use, import, have imported, offer to sell and sell Maxygen Products for the Maxygen Field in the Territory;
               (d) an exclusive, irrevocable, perpetual, [****] license under Avidia’s interest in any Patent Rights or Know-How owned or Controlled by Avidia necessary or used to develop, make, have made, use therapeutically or prophylactically, import, have imported, offer to sell and sell, Veterinary Products, solely to develop, make, have made, use, import, have imported, offer to sell and sell Reserved Therapeutic Products in the Territory;
               (e) an exclusive, irrevocable, perpetual, [****] license, under Avidia’s interest in any Patent Rights or Know-How owned or Controlled by Avidia necessary or used to develop, make, have made, use therapeutically or prophylactically, import, have imported, offer to sell and sell any Product which is a DBP Research Conjugate, solely to develop, make, have made, use therapeutically or prophylactically, import, have imported, offer to sell and sell Maxygen Products in the Maxygen Field in the Territory; and
               (f) a non-exclusive, irrevocable, perpetual, [****] license under Avidia’s interest in any Patent Rights owned or Controlled by Avidia (i) that claim inventions conceived or reduced to practice in the period from the Effective Date until and including the Trigger Date and (ii) that would be infringed, but for such license, by the practice by Maxygen and/or its Affiliates of the Shuffling Technology as it exists up to and including the Trigger Date, solely to make, use, import, offer to sell and sell Maxygen Products in the Maxygen Field and products other than Products in the Territory.
          3.2 Right to Sublicense.
               (a) Maxygen may grant and authorize sublicenses to any of the rights granted it in Section 3.1(a)-(c); provided, however, Maxygen may only grant such sublicenses in conjunction with a grant of a sublicense of the Assigned Patent Rights and solely for the purpose of allowing the practice of the Assigned Patent Rights to develop, make, have made, use, import, have imported, offer to sell, and sell Maxygen Products in the Maxygen Field. Promptly after the grant of any such sublicense, Maxygen shall notify Avidia in writing of the identity of any such Licensees and the specific rights (by field and geographic region) granted to any such Licensee, provided that Maxygen shall have no obligation to reveal any information that is confidential information of such Licensee.

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               (b) Maxygen may grant and authorize sublicenses to any of the rights granted it in Section 3.1(d)-(f). Promptly after the grant of any such sublicense, Maxygen shall notify Avidia in writing of the identity of any such Licensees and the specific rights (by field and geographic region) granted to any such Licensee, provided that Maxygen shall have no obligation to reveal any information that is confidential information of such Licensee.
          3.3 Other Necessary Claims.
               3.3.1 Notice; Decision. If during the term of this Agreement, Maxygen becomes aware of any claims of any patents owned or Controlled by Avidia that Maxygen believes are necessary for the practice of the Authorized Method, then Maxygen may contact Avidia identifying the relevant claims of the relevant patents and requesting a license from Avidia with respect thereto. In any such event, Avidia agrees to discuss in good faith with Maxygen whether Maxygen requires a license to any such claims of any such patent for such purpose. Avidia further agrees that, if the Parties agree that Maxygen requires a license to such claims of any patents to practice the Authorized Method, such request will be considered favorably by Avidia, unless the grant of such license by Avidia would have a material adverse impact on Avidia or its Affiliates, as determined in Avidia’s sole discretion. If Avidia’s decision is favorable, such claims of any patents shall be added to Exhibit D (which addition shall be reflected in a writing signed by both Parties), and such patent shall be an Avidia Necessary Claim, unless any payments would be owed to any Third Party for the granting or practice of any such license, in which case the procedures set forth in Section 3.3.3 below shall apply.
               3.3.2 Neutral Determination.
                    (a) If the Parties are unable to agree on whether a license to any claims of any patents owned or Controlled by Avidia is necessary for Maxygen to practice the Authorized Method, either Party shall submit the matter to a mutually agreed independent patent attorney (the “Neutral”) who shall have the authority to determine whether a license to claims of any such patent is necessary for Maxygen to practice the Authorized Method. As used in this Section 3.3.2, “necessary” means that the methods claimed in the Assigned Patent Rights and/or Subject Improvements cannot practically be practiced to perform the Authorized Method without infringing the applicable claims of any patent owned or Controlled by Avidia.
                    (b) The Parties shall equally share the costs associated with any such evaluation. If the Neutral determines that such a license is necessary for the practice of the Authorized Method, then subject to Section 3.3.3, so long as the grant of such license by Avidia would not have a material adverse impact on Avidia, the applicable claims of such patent shall be added to Exhibit D and be an “Avidia Necessary Claim” unless any payments would be owed to Third Parties for the granting or practice of any such license, in which case the procedures set forth in Section 3.3.3 below shall apply.
                    (c) The Parties shall direct the Neutral that any evaluation subject to this Section 3.3.2 be completed within ninety (90) days and each shall reasonably cooperate to allow such evaluation to be completed within such time period.
               3.3.3 License Terms. If (a) the Parties agree or the Neutral decides that any claims of a particular patent owned or Controlled by Avidia are necessary for the practice of the Authorized Method, and (b) payments would be owed to Third Parties for the granting or practice of any such license, then Avidia shall disclose all such payments to Maxygen in writing. If Maxygen is still interested in obtaining a license to such patent, then it shall notify Avidia in writing and the Parties shall negotiate in good faith the scope and terms of such a license to Maxygen. Any license granted by Avidia to Maxygen pursuant to this Section 3.3.3 must be embodied in a written document signed by both Parties. In any such agreement, Maxygen will agree (x) to be responsible for paying any amounts due to Third Parties for the practice of any such license by Maxygen and its Licensees, and (y) indemnify and hold harmless Avidia and its Affiliates and their respective directors, officers, employees and agents from and against any and all losses, injuries, damages and/or liabilities resulting from or arising out of or in connection with the practice of such license by Maxygen or its Licensees.
          3.4 Effect of Trigger Date. Upon the occurrence of the Trigger Date:
               (a) all licenses granted to Maxygen (and sublicenses granted by Maxygen to its Licensees) under this Agreement in effect as of the Trigger Date shall remain in effect, subject to the terms and conditions of this Agreement; and
               (b) Maxygen shall not receive additional license rights to Subject Improvements conceived and reduced to practice or otherwise developed by Avidia, except with respect to (i) patents or patent applications filed after the Trigger Date that claim such Subject Improvements or (ii) such Subject Improvements that fall within the scope of claims of patent applications or patents within the Assigned Patent Rights for which Avidia is entitled to claim filing priority based on another patent application or patent within the Assigned Patent Rights filed on or before the Trigger Date. By way of illustration and without limitation, [****].
          3.5 Reserved Rights. Notwithstanding the exclusive licenses granted to Maxygen in the Maxygen Field:
               (a) Avidia shall retain the right under the Assigned Patent Rights and all other intellectual property licensed by Avidia to Maxygen (i) to develop evidence demonstrating proof of principle for the inventions claimed in the Assigned Patent Rights (subject to the limitations in Section 10.1.3 and the further limitation that Avidia will not conduct any research or development with regard to any Reserved Therapeutic Product subject to Section 1.44(d) or (e)), and (ii) to develop, make, have made, use, import, have imported, offer to sell and sell Veterinary Products.
               (b) Avidia shall have the right to (i) disclose to potential investors (or their agents) or corporate partners, pursuant to nondisclosure agreements containing terms at least as restrictive as those in Article 6, the results of work done by the Avidia Team in the period from June 1, 2001 until the Effective Date relating to the practice of the Assigned Patent Rights, and (ii) subject to Section 6.4, Avidia shall have the right to publish in scientific journals

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or present at scientific meetings the results of work done by the Avidia Team from June 1, 2001 relating to the practice of the Assigned Patent Rights until the Effective Date.
               (c) Avidia shall have the right to file, prosecute and maintain any patent applications or patents arising from the results of the activities performed pursuant to Section 3.5(a) above. If Avidia determines that it will not seek patent protection for particular inventions conceived or reduced to practice in the course of such activities, then Avidia shall notify Maxygen of such decision in writing, and Maxygen shall have the right, for a period not to exceed sixty (60) days), to request that Avidia file, prosecute and maintain patent applications and patents on such invention(s), provided such invention pertains to the Maxygen Field. In the event Maxygen does not so request in such sixty (60) day period, it shall be deemed to have decided not to file a patent application for such particular invention. Where so requested under this Section 3.5(c), and pursuant to Section 7.1, Avidia (i) shall file, prosecute and maintain any such patent applications and patents as may reasonably be requested by Maxygen to protect Maxygen’s rights thereto in the Maxygen Field or (ii) shall provide Maxygen the opportunity to take responsibility for such filing, prosecution or maintenance.
               (d) Upon the earlier of (i) Avidia’s or Maxygen’s filing of the applicable patent application(s) described in Section 3.5(c) above, or (ii) a decision of Maxygen not to have Avidia file patent application(s) with regard to a particular invention, Avidia shall have the right to (x) disclose to potential partners or investors, and/or (y) pursuant to the procedure set forth in Section 6.4 (which shall in no event be construed as delaying publication beyond the time limits set forth in this Section 3.5(d)), publish in scientific journals or present at scientific meetings, the applicable results of work done pursuant to Section 3.5(a) above.
               (e) At least semiannually, Avidia shall provide to Maxygen a written report [****] regarding any activities performed pursuant to Section 3.5(a) above and [****].
          3.6 Avidia Useful Claims. If after the Effective Date Maxygen becomes aware of any claims in Patent Rights owned or Controlled by Avidia that Maxygen believes would be useful for the practice of the Assigned Patent Rights and/or the Subject Improvements in the Maxygen Field, then Maxygen may request a license from Avidia thereto identifying the relevant claims and Patent Rights. In any such event, Avidia agrees to discuss in good faith with Maxygen the terms of such a proposed license to Maxygen; provided, Avidia shall have no obligation to grant to Maxygen any license to such claims. If the Parties agree on the terms for such a license that are the same as those set forth in this Agreement, then such claims in such Patent Rights shall be “Avidia Useful Claims.” If the Parties agree on the terms for such a license that are different than those set forth in this Agreement, then the Parties will enter into a written agreement reflecting such terms. In any such agreement, Maxygen will agree to (a) be responsible for paying any amounts due to Third Parties for the practice of any such license by Maxygen and its Licensees, and (b) indemnify and hold harmless Avidia and its Affiliates and their respective directors, officers, employees and agents from and against any and all losses,

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injuries, damages and/or liabilities resulting from or arising out of or in connection with the practice of such license by Maxygen or its Licensees.
          3.7 Third Party Obligations. Maxygen shall be solely responsible for the payment of any amounts due to Third Parties to obtain any rights necessary for Maxygen to develop, manufacture, use, import, offer for sale or sell Maxygen Products in the Maxygen Field.
          3.8 Reserved Therapeutic Products.
               3.8.1 Waiver of License Rights. Maxygen may, at its sole discretion, waive its exclusive license rights to any of the Reserved Therapeutic Products, with express written notice to Avidia identifying the specific Reserved Therapeutic Products to which the waiver applies. Such waived exclusive license rights shall revert to Avidia upon receipt of such notice.
               3.8.2 Other Assays for Reserved Therapeutic Products. The principles and agreed criteria for determining whether a particular Domain-Based Protein is a Therapeutic Reserved Product are set forth on Exhibit K hereto. If either Party believes that an assay not listed on Exhibit K is suitable for evaluating the [****] of a particular Domain-Based Protein to determine whether it is a Therapeutic Reserved Product, it may notify the other Party and provide a written description of the assay and an explanation of why such assay is appropriate to evaluate the [****] of a particular Domain-Based Protein. In any such event, the Parties shall discuss in good faith whether such assay is appropriate for the proposed purpose with regard to the applicable Domain-Based Protein. If the Parties agree that such an assay is appropriate to evaluate [****] of a Domain-Based Protein to determine if it is a Therapeutic Reserved Product, then such assay shall be added to Exhibit K via written amendment. If the Parties fail to agree that such assay is appropriate for such purpose, the proposed assay shall not be added to Exhibit K. If the Parties are unable to reach agreement on at least one assay for assessing the [****] of a Domain-Based Protein with regard to the applicable Ligand or its cognate receptor, such an assay and the results in such assay that evidence [****] will be selected by an agreed Neutral Third Party; provided, such assay [****] must be consistent with the general principles and specific criteria set forth in Exhibit K.
               3.8.3 Waiver of Assay Criteria. If Avidia generates assay results showing that a particular Domain-Based Protein meets the criteria for a Reserved Therapeutic Product set forth in Exhibit K, but Avidia believes that such Domain-Based Protein should not be considered a Reserved Therapeutic Protein, then, at Avidia’s written request, Maxygen may, at its sole discretion, determine whether such assay results are sufficient (or insufficient) to demonstrate that such Domain-Based Protein is not a Reserved Therapeutic Product. If Maxygen makes a determination that such results are sufficient to demonstrate that such Domain-Based Protein is not a Reserved Therapeutic Product, it shall provide Avidia with express written notice of its decision, identifying the specific (a) assay(s), (b) Domain-Based Protein(s), and (c) Reserved Therapeutic Product criteria to which such determination applies. If

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Maxygen decides that the assay results are insufficient to demonstrate that such Domain-Based Protein is not a Reserved Therapeutic Product, but Avidia believes that it has conclusive scientific evidence that demonstrates that such Domain-Based Protein is not a Reserved Therapeutic Product, then Avidia may submit the matter to a mutually agreed independent molecular biologist (the “Neutral”) who shall have the authority to determine whether such assay results are sufficient to demonstrate that such Domain-Based Protein is not a Reserved Therapeutic Product. The Party against whom the Neutral rules shall bear the costs associated with such determination.
               3.8.4 Assays. At Avidia’s request, Maxygen shall cooperate with and provide reasonable assistance to Avidia to facilitate the performance by Avidia of assays listed on Exhibit K. At Maxygen’s discretion, such assistance may include: (i) performing one or more of such assays on behalf of Avidia, if such assays are then being performed at Maxygen; or (ii) providing to Avidia one or more of such assays and/or reagents for conducting such assays. Notwithstanding the foregoing, Maxygen shall have no obligation to (a) incur any additional expense in providing any such assistance or materials (unless Maxygen agrees in its sole discretion to provide such assistance or materials in exchange for reimbursement from Avidia of all associated additional expenses thereby incurred by Maxygen), (b) acquire, make or develop any materials or assays not then in Maxygen’s possession, or (c) violate any agreement entered by Maxygen with any Third Party.
               3.8.5 Reports. At least semiannually until and including the Trigger Date, Maxygen shall provide to Avidia a written report [****] performing research or development upon Reserved Therapeutic Products and [****].
          3.9 No Implied Rights. No licenses or other rights, other than those expressly set forth in this Agreement, are granted by Avidia to Maxygen hereunder, and no additional license or other rights shall be deemed granted by Avidia to Maxygen by implication, estoppel or otherwise.
     4. TECHNOLOGY TRANSFER; OTHER COLLABORATIVE ACTIVITIES
          4.1 Delivery. Promptly following the Effective Date, at Avidia’s written request, Maxygen shall, to the extent that they are in Maxygen’s possession and Control, deliver to Avidia (a) documents embodying Maxygen Necessary Know-How, Maxygen Team Know-How or Maxygen Useful Know-How, as agreed by the Parties, (b) the Software (in electronic format), and (c) samples of the Materials sufficient to allow Avidia to establish initial stocks of the same; provided, in each case, Maxygen shall have no further obligation to deliver further Software, Know-How or Materials, unless otherwise agreed in writing by the Parties. All Know-How and Software provided to Avidia pursuant to this Article 4, shall be treated as Confidential Information of Maxygen that is subject to Article 6. All Know-How provided to Maxygen pursuant to this Article 4 shall be treated as Confidential Information of Avidia that is subject to Article 6.

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          4.2 Assistance. Each Party shall, at the request of the other Party [****], provide technical assistance to the requesting Party to instruct and assist the requesting Party in the practice of the Know-How and Patent Rights licensed it herein; provided, however, neither Party shall be obligated to provide more than [****] per year of such assistance to the other Party, unless otherwise agreed in writing by the Parties.
          4.3 Subject Improvements. Until the Trigger Date, Avidia and Maxygen shall each annually notify the other of any patent applications or patents filed in the previous year by or on behalf of such Party claiming any Subject Improvement(s) that such Party or its Licensee(s) owns or Controls, and provide to the other Party copies of any of the foregoing that have not been previously provided to such other Party.
          4.4 Materials.
               4.4.1 Use. Avidia acknowledges that the Materials are experimental in nature and may have unknown characteristics and properties. Avidia agrees to use prudence and all reasonable care in the use, handling, storage, transportation, disposition and containment of any and all the Materials, and to maintain and use the Materials under suitable containment conditions in compliance with all applicable national, state and local laws, regulations, rules, ordinances, codes of practice and current good laboratory practices.
               4.4.2 Bailment. All right, title and interest in and to the tangible materials comprising the Materials is/are and shall continue to be solely owned by Maxygen. Maxygen hereby grants to Avidia, and Avidia hereby accepts, a bailment to non-exclusively use the Materials provided by Maxygen to Avidia to practice the license granted in Section 2.1(e).
               4.4.3 Assumption of Risk. AVIDIA EXPRESSLY ACKNOWLEDGES THAT IT HEREBY ASSUMES ANY AND ALL RISKS ASSOCIATED WITH THE USE OF THE MATERIALS, AND THAT MAXYGEN SHALL HAVE NO LIABILITY TO AVIDIA OR ANY THIRD PARTY FOR ANY LIABILITY, PROBLEM, LOSS OR DAMAGE RESULTING FROM AVIDIA’S OR AVIDIA’S LICENSEES USE OF THE MATERIALS.
          4.5 Software.
               4.5.1 No Obligation to Correct or Update. The Parties agree that the Software licensed to Avidia in Section 2.1(f) was developed by Maxygen for its internal use and not for use by Avidia or any Third Party and may have bugs, errors or other defects that may result in unreliable or incorrect results or may render it inoperative. Avidia agrees that, unless the Parties otherwise agree in writing, Maxygen has (a) no obligation or duty to provide Avidia any support with regard to the installation, maintenance or use of the Software, unless otherwise agreed in writing by the Parties, and (b) no obligation or duty to correct, or attempt to correct, any bugs, errors or other defects in the Software or any Software Improvement. If Maxygen in its sole discretion provides Avidia with (i) corrections for any bugs, errors or other defects in the

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Software or (ii) any updates for the Software not in existence on the Effective Date, then such corrections and updates shall be deemed “Software” and Avidia shall have the license set forth in Section 2.1(f) with respect thereto.
               4.5.2 No Patent Filings. Avidia agrees that the Software, including all intellectual property rights therein, is owned solely by Maxygen, and agrees not to file any patent application on any aspect of the Software, any Software Improvement and/or any derivative work based on the Software, without Maxygen’s prior written consent, which Maxygen may provide or withhold in its sole discretion.
               4.5.3 No Transfer. Avidia covenants that Avidia will not, without Maxygen’s written consent, which Maxygen may grant or withhold in its sole discretion, transfer to any Third Party any of the Software or any Software Improvements, or any object code or source code for any Software or Software Improvement.
               4.5.4 Assumption of Risk. AVIDIA EXPRESSLY ACKNOWLEDGES THAT IT HEREBY ASSUMES ANY AND ALL RISKS ASSOCIATED WITH THE USE OF THE SOFTWARE, AND THAT MAXYGEN SHALL HAVE NO LIABILITY TO AVIDIA OR ANY THIRD PARTY FOR ANY LIABILITY, PROBLEM, LOSS OR DAMAGE RESULTING FROM AVIDIA’S USE OF THE SOFTWARE.
          4.6 Collaborative Research. At any time, Maxygen and Avidia may agree to conduct collaborative research pursuant to a written agreement with regard to any Reserved Therapeutic Product and/or Licensed Product licensed by Maxygen. Unless otherwise agreed by the Parties, Maxygen shall pay for any research conducted by Avidia pursuant to such research collaboration at an FTE rate of $[****]/FTE/year, such FTE rate to be revised annually to account for any change in the CPI, using 2003 as the comparison year. If Maxygen and Avidia enter into such a research collaboration with respect to a Reserved Therapeutic Product: (a) such shall be deemed an exercise of one of Maxygen’s [****] Target Options, and shall count toward the Cap, as defined in Section 5.1.2; and (b) any Reserved Therapeutic Product developed or commercialized by Maxygen which is derived from the work done by Avidia pursuant to such collaboration shall be subject to such financial terms, if any, set forth in such written agreement. For clarification, Maxygen shall be free to develop or commercialize any Reserved Therapeutic Product without collaborating with Avidia, and in such event Maxygen shall not have any financial obligation to Avidia with respect to such Reserved Therapeutic Product.
          4.7 Subject Improvements. Each Party shall own any Subject Improvements made by it, and any related Patent Rights and/or Know-How.
     5. MAXYGEN OPTIONS
          5.1 Target Options.

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               5.1.1 Option Grant. Avidia hereby grants to Maxygen, and Maxygen hereby accepts, [****] options (each a “Target Option”), exercisable until the Trigger Date, to obtain, with respect to a given Avidia Target, an exclusive worldwide, royalty-bearing license, with the right to sublicense, to develop, make, have made, use, import, have imported, offer for sale and sell Licensed Products directed against the applicable Avidia Target, as set forth in the form of Product License Agreement attached hereto as Exhibit I.
               5.1.2 Maximum. Maxygen may obtain such licenses with respect to the first [****] Avidia Targets as to which Maxygen exercises its Target Options. In no event shall the total number of Target Options exercised by Maxygen exceed [****] (the “Cap”). The obligations of Avidia pursuant to this Article 5 shall expire upon the Parties’ entry into the corresponding Product License Agreement pursuant to Maxygen’s exercise of its [****] Target Option.
          5.2 Avidia Target Reports.
               5.2.1 Reports.
                    (a) Semiannual Reports. Until the earlier of the Trigger Date or when the Cap is reached, at least semiannually, Avidia shall notify Maxygen of all Avidia Targets outside the Maxygen Field upon which Avidia is working (directly or through a subcontractor), identifying each such Avidia Target, and shall provide to Maxygen a written report [****] regarding such Avidia Target(s) and potential Licensed Products relating thereto. Avidia may, at its discretion, include in such semiannual reports other human therapeutic targets (e.g., receptors) outside the Maxygen Field that Avidia has identified as suitable for the development of agonist or antagonist Products but upon which it has not commenced any work; provided, such targets shall not be considered Avidia Targets.
                    (b) Other Reports. If during the period between the semiannual reports described above, Avidia wishes to notify Maxygen of any Avidia Targets, it may so notify Maxygen, providing a written report [****]. In addition, at such time as Avidia has expended [****] dollars ($[****]) on research relating to a particular Avidia Target not previously included in a semiannual report pursuant to Section 5.2.1(a) above or any other reports pursuant to this Section 5.2.1(b), (provided that such time is before the earlier of the Trigger Date or when the Cap is reached), it shall notify Maxygen and provide to Maxygen a written report relating to such Avidia Target [****], so that Maxygen will have an opportunity to determine whether it wishes to exercise its Target Option thereto before such Avidia Target becomes an Excluded Target.
                    (c) Further Information. With respect to any Avidia Target subject to a semiannual report set forth in Section 5.2.1(a) or other report under Section 5.2.1(b) (the “Target Reports”), during the [****] day period referred to in Section 5.3.1 during which Maxygen is determining whether to exercise its Target Option with respect to such Avidia

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Target, Avidia shall (i) update any information or data provided in such Target Reports [****], up and until the earlier of Maxygen’s exercise of the Target Option, or [****] days from Maxygen’s receipt of the applicable Avidia report; and (ii) use reasonable efforts to promptly respond to any reasonable questions raised by Maxygen with regard to the data relating to any Avidia Target and potential Licensed Products relating thereto to allow Maxygen to determine whether it wishes to exercise its Target Option thereto; provided however that Avidia shall not be obliged to perform any research to answer any questions raised by Maxygen.
                    (d) Excluded Targets. If Avidia concludes that a Ligand should be deemed as an Excluded Target under Section 1.21(a) (except any that also qualifies as an Excluded Target pursuant to Section 1.21(b) or (c)), prior to conducting any research on such Ligand, Avidia shall notify Maxygen of the identity of any such Ligand and of any basis for its conclusion that such a Ligand should be deemed an Excluded Target. If Maxygen disagrees, then the Parties shall submit such issue to a mutually agreed independent patent attorney (the “Neutral”) who shall have the authority to determine whether [****] and whether such Ligand is in fact an Excluded Target. Maxygen shall bear the costs associated with any such evaluation, unless the Neutral determines that such Ligand is not an Excluded Target, in which case Avidia shall bear such costs. If the Neutral determines that such a Ligand is not an Excluded Target, then it shall be an Avidia Target for all purposes of this Agreement. Notwithstanding the foregoing, a Ligand shall be presumed to be an Excluded Target for the purpose of this Agreement if [****], and Maxygen shall not have the right to submit the issue of whether such Ligand is an Excluded Target to a Neutral for evaluation in such instances; provided Maxygen shall be entitled to have the Neutral verify that Avidia has [****]. Avidia shall not have any obligation hereunder to disclose to Maxygen or the Neutral any [****].
               5.2.2 Other Disclosures. In addition to the reports described in Section 5.2.1 above, concurrently with each such report Avidia shall also disclose to Maxygen in writing, subject to Section 7.3, all issued patents and published patent applications owned by Third Parties of which Avidia is aware that [****], in each case, that Avidia has not previously disclosed to Maxygen. The Parties acknowledge and agree that the foregoing shall not be interpreted as obligating Avidia to search for or inquire as to the existence of, such Third Party patents and patent applications.

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          5.3 Target Option Exercise.
               5.3.1 Notice. Within [****] days of its receipt from Avidia of any report described in Section 5.2, provided that the Cap has not been reached, Maxygen shall have the right to exercise its Target Option to obtain an exclusive license with respect to Products directed toward such Avidia Target(s). If Maxygen wishes to exercise its Target Option for a particular Avidia Target, it shall send to Avidia a completed and signed Product License Agreement for such Avidia Target and its corresponding Licensed Product. Maxygen shall be deemed to have exercised a Target Option when Avidia countersigns such Product License Agreement and returns it to Maxygen.
               5.3.2 Maxygen Rejection. After Avidia provides Maxygen with any report pursuant to Section 5.2, in the event that Maxygen notifies Avidia that it will not exercise its Target Option with respect to a particular Avidia Target, or fails to timely provide Avidia within the applicable [****] day period the completed and signed Product License Agreement for a particular Avidia Target and the corresponding Licensed Products, then subject to the further notice and disclosure obligations described in Sections 5.4.1, Avidia shall be free to seek a Third Party sponsor of a project for such Avidia Target, or any other license or collaborative arrangement with a Third Party with respect to such Avidia Target and/or a Product directed thereto. If Avidia enters into such a Third Party collaboration for a particular Avidia Target and/or Product(s) directed thereto within [****] months of Maxygen’s declining or failing to exercise its Target Option for such Avidia Target, then such target shall become an Excluded Target. However, if Avidia has not entered into such a Third Party collaboration for a particular Avidia Target and/or Product(s) directed thereto within [****] months of Maxygen’s declining or failing to exercise its Target Option for such Avidia Target, then Avidia shall be obligated to present any such Avidia Target to Maxygen again in the next semiannual report or earlier, at Avidia’s option, prior to entering into a Third Party collaboration for such Avidia Target. In any such case, Maxygen shall again have the opportunity to exercise its Target Option with respect thereto, in accordance with Section 5.3.1 and on the terms set forth in the Product License Agreement.
               5.3.3 Maxygen Waiver. If Avidia notifies Maxygen of any potential target upon which Avidia has not commenced research and development using the Assigned Patent Rights, then Maxygen may, at its sole discretion, notify Avidia in writing that Maxygen is not interested in such target and thereby waive its right to evaluate data that may be created by Avidia relating to such target. In such case, such specific target shall never become an Avidia Target for purposes of this Agreement.
               5.3.4 Excluded Target. In the event that, with respect to a given Avidia Target, Avidia has expended greater than [****] U.S. Dollars (U.S.$ [****]) in a period of [****] or fewer continuous months (the “Trigger Amount”) directly on the research and development of one or more Products directed against such Avidia Target, then such Avidia Target shall cease being an Avidia Target for purposes of this Article 5, and shall be deemed to

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be an Excluded Target. In such event Avidia shall notify Maxygen of the identity of such Excluded Target, and at Maxygen’s request, provide a written accounting of the expenditures meeting such Trigger Amount. For clarification, the Trigger Amount shall include [****], in each case, as determined and allocated in accordance with U.S. generally accepted accounting principles, consistently applied.
          5.4 Suspension Date.
               5.4.1 Notification to Maxygen.
                    (a) Notification. If Avidia has received [****] a Change of Control, and the Cap has not been reached by such date, then within [****] days after Avidia’s notification to Maxygen that it has received [****], Avidia shall notify Maxygen of (i) all new Avidia Targets (i.e., Avidia Targets not disclosed in the previous notifications) and [****] relating thereto, and (ii) [****] any Avidia Target previously disclosed which has not become an Excluded Target pursuant to Section 5.3.2 or 5.3.4, if any, [****] the last notification of such Avidia Target to Maxygen.
                    (b) Further Information. With respect to [****] a report provided by Avidia pursuant to Section 5.4.1(a), Avidia shall use reasonable efforts to promptly respond to any reasonable questions raised by Maxygen [****] relating to any Avidia Target and potential Licensed Products relating thereto to allow Maxygen to determine whether it wishes to exercise its Target Option thereto; provided however that Avidia shall not be obliged to perform any research to answer any questions raised by Maxygen.
                    (c) Other Disclosures. In addition to the notification described in Section 5.4.1(a) above, concurrently with each such report Avidia shall also disclose to Maxygen in writing, subject to Section 7.3, all issued patents and published patent applications [****], in each case, that Avidia has not previously disclosed to Maxygen. The Parties acknowledge and agree that the foregoing shall not be interpreted as obligating Avidia [****].
               5.4.2 Notification to Avidia. Within [****] days of its receipt from Avidia of any report described in Section 5.4.1(a) above, Maxygen shall have the right to exercise its remaining Target Option(s) with respect to Products directed toward such Avidia Target(s), provided that the Cap is not exceeded. If Maxygen wishes to exercise a Target Option for a particular Avidia Target, it shall send to Avidia [****]. Maxygen shall be deemed to have exercised a Target Option when [****]. Avidia may not [****] with respect to any Avidia Target or Licensed Product that is the subject to a Product License Agreement, [****].
               5.4.3 Suspension Date. The [****] day after Maxygen’s receipt from Avidia of any report described in Section 5.4.1(a) above shall be deemed a “Suspension Date.” After such Suspension Date, Maxygen may not exercise any further Target Options; provided, if (i) such [****] Change of Control does not occur within [****] days of Avidia’s notice to Maxygen [****], or within [****] thereof [****], if any regulatory ruling or government consent

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is required for such Change of Control, or (ii) Avidia has abandoned its discussions pertaining to such [****] Change of Control, then upon the earlier to occur of such events, Avidia shall promptly notify Maxygen and such Suspension Date shall no longer be in effect, and Maxygen’s rights shall be reinstated as they were prior to such Suspension Date.
          5.5 Product License Agreement.
               5.5.1 Avidia acknowledges that it may not [****] with respect to any Licensed Product that is the subject of a Product License Agreement, [****].
               5.5.2 Within [****] days, or such longer period as the Parties may agree in writing (the “Interim Period”), after [****] a Product License Agreement, Avidia shall cease all work directly related to the Licensed Product to which such Product License Agreement pertains. During such Interim Period, Avidia may [****].
               5.5.3 Avidia shall have the right to (a) disclose to potential investors (or their agents), under terms of confidentiality at least as restrictive as those in Article 6, the results of work done by it with respect to the applicable Avidia Target or Licensed Product to which such Product License Agreement pertains, [****], and/or (b) subject to the procedures set forth in Section 6.4, publish in scientific journals or present at scientific meetings, the applicable results of work done by it with respect to the applicable Avidia Target or Licensed Product, [****]; provided in each case that Avidia has filed, pursuant to Section 7.1, patent application(s) with respect to any patentable inventions related thereto prior to any such disclosure or publication.
               5.5.4 Avidia shall have the right to disclose to potential corporate partners under terms of confidentiality at least as restrictive as those in Article 6, general results of work done by it with respect to the applicable Avidia Target or Licensed Product (e.g., [****]) to which such Product License Agreement pertains, but shall not disclose (a) [****] of any Licensed Product subject to the applicable Product License Agreement or (b) that Maxygen has entered into a Product License Agreement with Avidia with respect to such Avidia Target.
               5.5.5 In event of that one or more terms of this Agreement relating to licenses and related intellectual property rights set forth in this Agreement conflict with or are not entirely consistent with one or more terms of a particular Product License Agreement, the terms set forth in such Product License Agreement shall prevail with regard to the Products subject to such Product License Agreement. By way of example, but without limitation, [****].By way of further example, [****].
     6. CONFIDENTIALITY
          6.1 Confidential Information. Except as expressly provided herein, the Parties agree that, for the term of this Agreement, the receiving Party shall keep completely confidential and shall not publish or otherwise disclose and shall not use for any purpose except for the

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purposes contemplated by this Agreement any Confidential Information furnished to it by the disclosing Party hereto pursuant to this Agreement, except to the extent that it can be established by the receiving Party by competent proof that such Confidential Information:
               6.1.1 was already known to the receiving Party, other than under an obligation of confidentiality, at the time of disclosure;
               6.1.2 was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party;
               6.1.3 became generally available to the public or otherwise part of the public domain after its disclosure to the receiving Party, other than through any act or omission of the receiving Party in breach of this Agreement or any other agreement between the Parties or in contravention of the disclosing Party’s rights under applicable law;
               6.1.4 was independently developed by the receiving Party without reference to or use of any Confidential Information disclosed by the disclosing Party; or
               6.1.5 was subsequently disclosed to the receiving Party free of obligations of confidentiality by a Third Party without legal obligation to the disclosing Party or its Affiliates with regard thereto.
          6.2 Permitted Use and Disclosures. Each Party may use and disclose Confidential Information disclosed to it by the other Party as necessary, for the purposes of: prosecuting or defending litigation, complying with applicable governmental laws, rules or regulations or court order issued by a court of competent jurisdiction or otherwise submitting required information to tax or other governmental authorities, or negotiating and/or entering into a permitted sublicense or otherwise exercising license rights expressly granted to it by the other Party pursuant to the terms of this Agreement, provided that if a Party is required to make any such disclosure, other than pursuant to a confidentiality agreement, it will give reasonable advance notice to the other Party of such disclosure and will use its reasonable efforts to secure confidential treatment of such information in consultation with the other Party prior to its disclosure (whether through protective orders or otherwise) and disclose only the minimum necessary to comply with such requirements.
          6.3 Publicity. Except as expressly permitted in this Article 6, or as required by law or regulation, each Party agrees not to disclose the terms of this Agreement to any Third Party without the prior written consent of the other Party, which consent shall not be unreasonably withheld; provided, however, each Party may disclose this Agreement or its terms without such consent (a) to its attorneys, advisors, investors and others on a need-to-know basis, under circumstances that reasonably ensure the confidentiality thereof, (b) in any prospectus, offering memorandum, or other document, filing or public announcement required by applicable securities laws or other applicable law or regulation, and/or (c) in confidence, to actual or prospective financing sources in connection with a financing, sublicenses, actual or prospective corporate partners, or Third Parties with whom such Party may enter a strategic combination, on a need-to-know basis.

          6.4 Public Disclosures
               6.4.1 Limits on Public Disclosures. Any public disclosure (electronic or paper) by Avidia describing any method for making, using or manufacturing any Maxygen Product in the Maxygen Field and/or any Maxygen Product composition in the Maxygen Field shall require Maxygen’s written consent, which consent shall not be unreasonably withheld. Any public disclosure (electronic or paper) by Maxygen describing any method for making, using or manufacturing any Product outside the Maxygen Field and/or any Product composition outside the Maxygen Field shall require Avidia’s written consent, which consent shall not be unreasonably withheld.
               6.4.2 Pre-Publication Review. To avoid loss of patent rights as a result of premature public disclosure of patentable information, each Party shall submit to the other Party all manuscripts describing scientific results obtained from the practice of the Assigned Patent Rights that have applicability to the receiving Party’s field, and the receiving Party shall notify the disclosing Party in writing within thirty (30) days after receipt of any disclosure whether the receiving Party desires to file or have filed a patent application on any invention disclosed in such scientific results with respect to its permitted field of use. In the event that the receiving Party desires to file such a patent application, the disclosing Party shall withhold publication or disclosure of such scientific results until the earlier of the date upon which (i) a patent application is filed thereon, or (ii) the Parties determine after consultation that no patentable invention exists or, alternatively, that patent protection should not be sought for such invention, or (iii) sixty (60) days after receipt by the disclosing Party of the receiving Party’s written notice of the receiving Party’s desire to file such patent application. Further, if such scientific results contain the information of the receiving Party that is subject to use and/or nondisclosure restrictions under this Article 6, the disclosing Party agrees to remove such information from the proposed publication or disclosure, upon request by the receiving Party. Any publication subject to this Section 6.4 shall include an acknowledgment of the contributions of each Party, in accordance with customary scientific norms.
          6.5 Injunctive Relief. Each Party hereto acknowledges that the remedy at law for breach by any Party of its obligations under this Article 6 is inadequate and that each Party shall be entitled to equitable remedies, including injunctive relief, in the event of a breach by the other Party.
          6.6 Acknowledgement. The Parties acknowledge that the members of the Avidia Team were previously employed by and/or were consultants to Maxygen and that in such capacity each member of the Avidia Team (a) had access to, and was exposed to, proprietary and valuable Confidential Information of Maxygen and Third Parties, and (b) was involved in the generation of proprietary and valuable Confidential Information at Maxygen that has been assigned to Maxygen. All Maxygen Information shall remain at all times Confidential Information of Maxygen, subject to the terms of this Article 6, unless assigned by Maxygen to Avidia.

     7. PATENT PROSECUTION
          7.1 Avidia Rights and Responsibilities.
               7.1.1 Prosecution. Avidia shall have the right, but not the obligation, to (a) file, prosecute and maintain the Assigned Patent Rights and any Patent Rights claiming the composition, or method of use or manufacture, of any Veterinary Product (“Vet Product Patents”) and (b) conduct any interference, reexamination, reissue or opposition proceeding the subject of which is any Assigned Patent Rights and/or any Vet Product Patent ((a) and (b), collectively, to “Prosecute” or the “Prosecution” of the Assigned Patent Rights and any Vet Product Patents), in each case using counsel reasonably acceptable to Maxygen. Avidia shall control the Prosecution and bear the costs of any such activities undertaken by Avidia or any agent of Avidia. Avidia shall keep Maxygen fully informed of the status of each patent application and patent within the Assigned Patent Rights and/or the Vet Product Patents that Avidia Prosecutes, and to that end, Avidia shall, at a minimum, furnish Maxygen with a copy of each draft submission to a patent authority of any jurisdiction at least thirty (30) days before the date Avidia proposes to make such submission in the condition that such draft exists at such time. Avidia shall reasonably and in good faith consider Maxygen’s comments on each such draft submission, and shall make all reasonable proposed revisions suggested by Maxygen that may effect the rights of Maxygen or its Licensees in the Maxygen Field without adversely affecting Avidia’s rights with respect to the Assigned Patent Rights and/or Vet Product Patents. Maxygen shall reimburse Avidia for any reasonable out-of-pocket expenses incurred by Avidia as a result of such revisions requested by Maxygen, if such revisions relate solely to the Maxygen Field. Avidia shall make reasonable efforts to provide Maxygen with an update to such draft prior to filing to enable Maxygen to monitor progress and further comment on the draft. Avidia shall provide Maxygen with a copy of each submission to a patent authority of a jurisdiction within the Territory reasonably promptly after making such filing and copies of any documents received from any patent office with regard to any of the Assigned Patent Rights and/or Vet Product Patents reasonably promptly following receipt thereof.
               7.1.2 Election Not to Prosecute. In each country of the Territory, if Avidia elects not to Prosecute the applicable Assigned Patent Rights and/or Vet Product Patent(s) in such country, Avidia shall give Maxygen notice of such election promptly, but in any event at least forty-five (45) days before the next required filing deadline, in order to maintain the availability of patent protection for the subject matter of such Assigned Patent Rights and/or Vet Product Patent(s), or payment of fees relating to the Prosecution of such Assigned Patent Rights or Vet Product Patent(s), if required in such country. If, after receiving any such notice from Avidia, Maxygen responds with written notice to Avidia that it (or any of its Licensees) wishes to take responsibility for such Assigned Patent Rights and/or Vet Product Patent(s) in such country then Avidia shall (i) promptly provide Maxygen with all pertinent files, correspondence, records, information and other documents relating thereto in Avidia’s possession or control, and (ii) take all other actions reasonably necessary to transfer to Maxygen (or its designee) the right, power and authority to Prosecute such Assigned Patent Rights and/or Vet Product Patent(s) in such country. If Maxygen (or its designee) assumes Prosecution of any patent application or patent within the Assigned Patent Rights and/or Vet Product Patent(s) in any country pursuant to this Section 7.1.2 it shall be responsible for all expenses incurred in connection with such activities.

               7.1.3 Cooperation. Each Party shall reasonably cooperate with the other Party in the Prosecution of the Assigned Patent Rights and/or Vet Product Patent, and shall execute and deliver to the Party that is conducting such Prosecution activities (the “Filing Party”) such documents as may be reasonably necessary in the furtherance of such Prosecution. Patent counsel for each Party shall cooperate with patent counsel for the other Party in connection with the filing, prosecution and maintenance of such patent applications and patents. The Party that is not the Filing Party with respect to a particular patent application or patent subject to this Article 7 will be granted an associate power of attorney (or its equivalent) on such applications solely to inspect the filings made by the Filing Party and not for any other purpose.
               7.1.4 No Abandonment. During the term of this Agreement, neither Party shall take actions to abandon any patent application that is within the Assigned Patent Rights and/or Vet Product Patent without at least thirty (30) days advance written notice of the other Party, but either Party may discontinue its Prosecution activities with respect to any Assigned Patent Rights and/or Vet Product Patent without the written consent of the other Party, subject to Section 7.1.2.
               7.1.5 Limits on Patent Filings. In order to facilitate Avidia’s compliance with the covenant in Section 10.1.6, if after a reasonable inquiry by Avidia, Avidia wishes to obtain advice from Maxygen whether a particular patent application that would be within the Assigned Patent Rights and/or Subject Improvements (a) discloses any Maxygen Information, or (b) has claims that fall within the scope of claims of Patent Rights within the Shuffling Technology, then Avidia may request such advice from Maxygen. In such case, Maxygen shall review any such patent application provided hereunder by Avidia and shall, within a reasonable time thereafter, inform Avidia whether it believes that such patent application discloses any Maxygen Information (and if so, shall identify such Maxygen Information) and/or falls within the scope of any claims of Patent Rights within the Shuffling Technology (and, if so, shall identify the relevant Shuffling Technology claims).
               7.1.6 Notice. Each Party shall inform the other Party of any Patent Rights, information or proceeding of which it becomes aware that relate to the Assigned Patent Rights and that may adversely impact the validity, title or enforceability of the Assigned Patent Rights in the Territory in the other Party’s field.
               7.1.7 Notice of Patent Issue. During the term of this Agreement, promptly following the issue or grant of any patent owned or Controlled by Maxygen or Avidia, as the case may be, that may be necessary for the practice of the Authorized Method, Maxygen or Avidia, as the case may be, shall provide the other Party with a copy of such patent, and at the request of either Party, the Parties shall discuss the relevance of such patent to the Authorized Method.
          7.2 Necessary Claims.
               7.2.1 Maxygen Necessary Claims. Maxygen shall have the right, but not the obligation, at its sole discretion, to (a) seek and maintain the Maxygen Necessary Claims and (b) conduct any interference, reexamination, reissue or opposition proceeding the subject of which is any Maxygen Necessary Claims ((a) and (b), collectively, to “Prosecute” the Maxygen

Necessary Claims), in each case using counsel of its choice. Maxygen shall bear the costs of any such activities undertaken by Maxygen or any agent of Maxygen.
               7.2.2 Avidia Necessary Claims. Avidia shall have the right, but not the obligation, at its sole discretion, to (a) seek and maintain the Avidia Necessary Claims and (b) conduct any interference, reexamination, reissue or opposition proceeding the subject of which is any Avidia Necessary Claims ((a) and (b), collectively, to “Prosecute” the Avidia Necessary Claims), in each case using counsel of its choice. Avidia shall bear the costs of any such activities undertaken by Avidia or any agent of Avidia.
          7.3 Common Interest Disclosures. With regard to any information or opinions or advice of counsel disclosed by one Party to the other Party regarding intellectual property and/or technology owned by Third Parties, Maxygen and Avidia acknowledge that they have a common legal interest in determining whether, and to what extent, Third Party intellectual property rights may affect the Assigned Patent Rights, or the Maxygen Necessary Claims or the Avidia Necessary Claims and have a further common legal interest in defending against any actual or prospective Third Party claims based on allegations of misuse or infringement of intellectual property rights relating to the Assigned Patent Rights, or the Maxygen Necessary Claims or the Avidia Necessary Claims or their use. Accordingly, [****].
     8. PATENT ENFORCEMENT AND OTHER ACTIONS AGAINST THIRD PARTIES
          8.1 Notice. In the event that Avidia or Maxygen becomes aware of any actual or threatened infringement of any patents within the Assigned Patent Rights (an “Infringement”), that Party shall promptly notify the other Party in writing.
          8.2 Enforcement of the Assigned Patent Rights.
               8.2.1 Outside the Maxygen Field. Avidia shall have the first right, but not the obligation, at its sole expense, to bring or defend, prosecute and control any action, suit or proceeding with respect to any Infringement outside the Maxygen Field, including any declaratory judgment action related thereto (each an “Action”) against any Third Party involving the Assigned Patent Rights outside the Maxygen Field.
               8.2.2 In the Maxygen Field. Maxygen shall have the first right, but not the obligation, at its sole expense, to bring or defend, prosecute and control any action, suit or proceeding with respect to such Infringement, including any declaratory judgment action (each an “Action”) against any Third Party involving any claims in the Assigned Patent Rights covering any (a) composition of any Maxygen Product, or (b) method of using any such Maxygen Product. Avidia agrees to join any such Action as a party at Maxygen’s request, if Avidia is an indispensable or required party under applicable law, and Avidia agrees not to oppose such joinder.

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               8.2.3 Control; Settlement. The Party conducting an Action under this Section 8.2 shall have full control over its conduct, including settlement thereof; provided, such settlement shall not be made without the prior written consent of the other Party if it would adversely affect the rights of such other Party, including without limitation, the licenses granted hereunder.
               8.2.4 Recoveries. The Party bringing an Action pursuant to this Section 8.2 shall have the right first to reimburse itself out of any sums recovered in such Action or in its settlement for all reasonable out-of-pocket costs and expenses, including reasonable attorney’s and expert fees and other direct costs incurred in connection with such Action or settlement. The remainder is next to be used to reimburse the other Party for its costs and expenses incurred in providing cooperation requested by the Party controlling such Action pursuant to Section 8.5 below. Any remaining amounts may be kept by the Party bringing such Action.
          8.3 Enforcement of Maxygen Necessary Claims and Avidia Necessary Claims.
               8.3.1 Maxygen. Maxygen (or its designee) shall have the exclusive right, but not the obligation, at its sole discretion, to bring or defend, prosecute and control any action, suit or proceeding with respect to any actual or threatened infringement of any Maxygen Necessary Claims, including any declaratory judgment action against any Third Party related thereto, at its own expense and may keep any recovery obtained in any such action, suit or proceeding.
               8.3.2 Avidia. Avidia (or its designee) shall have the exclusive right, but not the obligation, at its sole discretion, to bring or defend, prosecute and control any action, suit or proceeding with respect to any actual or threatened infringement of any Avidia Necessary Claims, including any declaratory judgment action against any Third Party related thereto, at its own expense and may keep any recovery obtained in any such action, suit or proceeding.
          8.4 Other Actions. With respect to any Patent Rights, Know-How or Software licensed hereunder not expressly described above in Sections 8.2 or 8.3, as between Maxygen and Avidia, each Party shall have the exclusive right, at its sole expense, to commence and/or defend any action or proceeding to enforce or defend any rights it may have to any Patent Rights or Know-How owned solely by such Party, and to resolve such matters as it deems appropriate, subject to the licenses granted herein.
          8.5 Cooperation. In any action or proceeding subject to this Article 8, each Party shall fully cooperate with and assist the other Party as reasonably requested, at the expense of the requesting Party.
     9. REPRESENTATIONS AND WARRANTIES; DISCLAIMER
          9.1 Mutual Representations and Warranties. Each of Avidia and Maxygen hereby represents and warrants to the other, as of the Effective Date, as follows:
               9.1.1 it is a corporation duly organized and validity existing under the laws of the state of its incorporation;

               9.1.2 the execution, delivery and performance of this Agreement by such Party has been duly authorized by all requisite corporate action;
               9.1.3 it has the right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder, including, without limitation, in the case of Maxygen, the right, power and authority to grant the licenses under Article 2 and, in the case of Avidia, the right, power and authority to grant the licenses under Article 3; and
               9.1.4 the execution, delivery and performance by such Party of this Agreement and its compliance with the terms and provisions hereof to such Party’s best knowledge does not conflict with or result in a breach of any of the terms and provisions of or constitute a default under (a) a loan agreement, guaranty, financing agreement, agreement affecting any Party or other agreement or instrument binding or affecting such Party or its property; (b) the provisions of its charter documents or bylaws; or (c) any order, writ, injunction or decree of any court or governmental authority entered against it or by which any of its property is bound.
          9.2 Maxygen. Maxygen hereby represents and warrants to Avidia that:
               9.2.1 As of the Effective Date, it owns or Controls the patents listed in Exhibit H and Exhibit I.
               9.2.2 As of the Effective Date, it owns or Controls the Software and Materials; and
               9.2.3 As of the Effective Date, it is unaware of any claims in any issued patent owned or licensed by Maxygen (except the Maxygen Necessary Claims listed in Exhibit H) that are necessary for Avidia to practice the Authorized Method outside the Maxygen Field.
               9.2.4 it is unaware of any claims that are pending as of the Effective Date in any pending U.S. patent application owned or licensed by Maxygen that, when issued, Maxygen expects will cover the practice of the Authorized Method such that Avidia would require a license to such claims to practice the Authorized Method.
               9.2.5 To the best of Maxygen’s knowledge, the practice of the Materials and Software within the scope of the licenses granted to Avidia in Sections 2.1(e) and (f) respectively, does not require the practice of the Shuffling Technology.
               9.2.6 As of the Effective Date, the Excluded Technology (as defined in the License Agreement between Maxygen and Verdia entered into on March 30, 2002) does not include any Maxygen Necessary Claims.
               9.2.7 As of the Effective Date, the Maxygen Necessary Claims are free and clear of all liens and any encumbrances that would be inconsistent with the licenses granted to Avidia in Section 2.1(a).

               9.2.8 As of the Effective Date, neither Maxygen nor its Affiliates has received any written notice of any claim or allegation that the practice of the Authorized Method infringes any patents or other intellectual property rights of any Third Party.
          9.3 Disclaimers. Nothing in this Agreement is or shall be construed as:
               9.3.1 Mutual.
                    (a) A warranty or representation that anything developed, made, used, sold or otherwise disposed of under any license granted in this Agreement is or will be free from infringement of any patent rights or other intellectual property right of any Third Party; or
                    (b) An obligation to bring or prosecute actions or suits against any Third Parties for infringement of any of the Patent Rights licensed by Avidia under this Agreement.
               9.3.2 Avidia.
                    (a) A warranty or representation by Avidia as to the validity or scope of any claim or patent within the Assigned Patent Rights or the Avidia Necessary Claims or the Avidia Useful Claim;
                    (b) An obligation to bring or prosecute actions or suits against Third Parties for infringement of any of the Patent Rights licensed to Maxygen under this Agreement; or
                    (c) Except as expressly set forth in Sections 3.3 and 3.6, granting by implication, estoppel, or otherwise indirectly any licenses or rights under patents or other rights owned or Controlled by Avidia, regardless of whether such patents or other rights are dominant or subordinate to any patent licensed to Maxygen hereunder.
               9.3.3 Maxygen.
                    (a) A warranty or representation by Maxygen as to the validity or scope of any claim or patent within the Maxygen Necessary Claims or the Maxygen Useful Claims;
                    (b) An obligation to bring or prosecute actions or suits against Third Parties for infringement of any of the Patent Rights licensed to Avidia under this Agreement; or
                    (c) Except as expressly set forth in Sections 2.3 and 2.4, granting by implication, estoppel, or otherwise indirectly any licenses or rights under patents or other rights owned or Controlled by Maxygen, regardless of whether such patents or other rights are dominant or subordinate to any patent licensed to Avidia hereunder.
          9.4 Disclaimer of Warranties. ALL PATENT RIGHTS, SUBJECT IMPROVEMENTS, KNOW-HOW, SOFTWARE AND MATERIALS LICENSED

HEREUNDER ARE LICENSED “AS IS” AND, EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS ARTICLE 9, MAXYGEN AND AVIDIA MAKE NO REPRESENTATIONS OR EXTEND ANY WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, STATUTORY OR OTHERWISE, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR OF NON-INFRINGEMENT OF THE INTELLECTUAL PROPERTY RIGHTS OF ANY THIRD PARTY.
     10. COVENANTS
          10.1 Avidia.
               10.1.1 Avidia hereby covenants to Maxygen that Avidia will not grant during the term of this Agreement any right, license or interest in or to the Assigned Patent Rights and/or its Subject Improvements and/or the Avidia Necessary Claims that is in conflict with the rights and licenses granted to Maxygen under this Agreement.
               10.1.2 Avidia hereby covenants that it shall not enforce, or permit or encourage the enforcement of, against Maxygen, or its Affiliates, Licensees, successors or assigns (each, a “Maxygen Protected Entity”), any issued patent owned or Controlled by Avidia that claims any (i) method of practicing the Assigned Patent Rights and/or Subject Improvements in the Maxygen Field, or (ii) a composition of matter (including, without limitation, any genus claim) of a Maxygen Product, or (iii) method of making such Maxygen Product, or using such a Maxygen Product in the Maxygen Field, if the Maxygen Protected Entity infringes such patent in the course of practicing the Assigned Patent Rights and/or Subject Improvements for the development, manufacture, use, importation, offer for sale or sale of such Maxygen Product within the Maxygen Field. Such covenant shall also apply, solely with respect to such patent, to any person or entity to whom Avidia assigns such patent or grants a right to enforce such patent.
               10.1.3 Avidia hereby covenants that it and its Affiliates and Licensees shall not, without Maxygen’s express prior written consent [****], directly or indirectly (a) intentionally develop for [****], any DBP Therapeutic Conjugate, other than an Approved DBP Therapeutic Conjugate, or (b) make, have made, use, import, have imported, offer to sell, sell or otherwise commercialize for [****] any DBP Therapeutic Conjugate, other than an Approved DBP Therapeutic Conjugate.
               10.1.4 Avidia hereby covenants that it and its Affiliates shall not knowingly practice any Shuffling Technology, without Maxygen’s express prior written consent. Maxygen acknowledges and agrees that the foregoing covenant shall not be construed as limiting Avidia’s and its Affiliates’ exercise of the licenses granted in Section 2.1(a) and (b).
               10.1.5 Avidia hereby covenants that it shall not enforce, or permit or encourage the enforcement of, against Maxygen, or its Affiliates, Licensees, successors or assigns (each, a “Maxygen Protected Entity”) any patent claim owned or Controlled by Avidia that Maxygen identifies pursuant to Section 3.3.1 as being a potential Avidia Necessary Claim for activities conducted by such Maxygen Protected Entity with regard to such a claim in connection with the development or commercialization of Maxygen Products in the Maxygen Field prior to the earliest to occur of (a) the completion of the process described in Section 3.3 with regard to the relevant patent claims; (b) the execution of a license between the Parties for the relevant claims of such patent; or (c) twelve (12) months after the issue of the relevant patent.
               10.1.6 Avidia covenants that it and its Affiliates and Licensees (excluding Maxygen) and their respective agents shall not, without Maxygen’s written consent, which Maxygen may withhold in its sole discretion, file or Prosecute any patent application that would be within the Assigned Patent Rights and/or Subject Improvements that (a) discloses any Maxygen Information, or (b) has claims that fall within the scope of claims of Patent Rights within the Shuffling Technology, to the extent that such claims are known by Avidia, or would have been known to Avidia after a reasonable inquiry, to fall within the scope of claims of Patent Rights within the Shuffling Technology.
          10.2 Maxygen.
               10.2.1 Maxygen hereby covenants to Avidia that Maxygen will not grant during the term of this Agreement any right, license or interest in or to the Maxygen Necessary Claims and/or its Subject Improvements and/or the Software and/or the Materials that is in conflict with the rights and licenses granted to Avidia under this Agreement.
               10.2.2 Maxygen hereby covenants that it shall not enforce, or permit or encourage the enforcement of, against Avidia, or its Affiliates, Licensees, successors or assigns (each, an “Avidia Protected Entity”) any issued patent owned or Controlled by Maxygen that claims any (a) method of practicing the Assigned Patent Rights and/or Subject Improvements, or (b) a composition of matter (including, without limitation, any genus claim) of a Product outside the Maxygen Field, excluding any DBP Therapeutic Proteins other than Approved DBP Therapeutic Proteins (an “Avidia Product”), or (c) method of making such an Avidia Product outside the Maxygen Field, or using such an Avidia Product outside the Maxygen Field, if the Avidia Protected Entity infringes such patent in conjunction with the practice of the Assigned Patent Rights and/or Subject Improvements for the development, manufacture, use, importation, offer for sale or sale of Products outside the Maxygen Field. Such covenant shall also apply, solely with respect to such patent, to any person or entity to whom Maxygen assigns such patent or grants a right to enforce such patent. Notwithstanding the foregoing, this covenant shall not extend to any patent within the Shuffling Technology; provided, Avidia shall have the licenses granted in Section 2.1.
               10.2.3 Maxygen hereby covenants that it shall not enforce, or permit or encourage the enforcement of, against Avidia, or its Affiliates, Licensees, successors or assigns (each, a “Avidia Protected Entity”) any patent claim owned or Controlled by Maxygen that Avidia identifies pursuant to Section 2.3.1 as being a potential Maxygen Necessary Claim for activities conducted by such Avidia Protected Entity with regard to such a claim in connection with the development or commercialization of Products outside the Maxygen Field prior to the earliest to occur of (a) the completion of the process described in Section 2.3 with regard to the relevant patent claims, (b) the execution of a license between the Parties for the relevant claims of such patent; or (c) twelve (12) months after the issue of the relevant patent.
          10.3 Injunctive Relief. Each Party agrees that in the event of any breach of any of the foregoing covenants that the non-breaching Party shall be entitled to injunctive relief,

including specific performance, to allow it to obtain the benefit of such covenant, in addition to any other remedies available to it at law or in equity.
     11. INDEMNIFICATION
          11.1 Avidia. Avidia agrees to indemnify, defend and hold harmless Maxygen and its Affiliates and their respective directors, officers, employees and agents (each, an “Indemnitee”) from and against any and all liabilities, claims, actions, suits, proceedings, costs, demands, expenses (including, without limitation, attorneys and professional fees and other costs of litigation), losses, or causes of action (each, a “Liability”) arising out of or relating in any way to: (a) any breach by Avidia of the representations and warranties in Sections 9.1; (b) the possession, manufacture, use, importation, sale or other disposition of Products outside the Maxygen Field by or on behalf of Avidia or its Licensees, whether based on breach of warranty, negligence, product liability or otherwise; (c) the exercise by Avidia of any right granted it pursuant to this Agreement, and/or (d) any possession or use of the Materials or the Software or Software Improvements; except, in each case, to the extent that such Liability is caused by the negligence or willful misconduct of Maxygen or a Maxygen Indemnitee.
          11.2 Maxygen. Maxygen agrees to indemnify, defend and hold Avidia and its Affiliates and their respective directors, officers, employees and agents (each, also an “Indemnitee”) harmless from and against any and all liabilities, claims, actions, suits, proceedings, costs, demands, expenses (including, without limitation, attorneys and professional fees and other costs of litigation), losses, or causes of action (each, also a “Liability”) arising out of or relating in any way to: (a) any breach by Maxygen of any of the representations and warranties in Sections 9.1 or 9.2, (b) the possession, manufacture, use, importation, sale or other disposition of Maxygen Products in the Maxygen Field by or on behalf of Maxygen or its Licensees, whether based on breach of warranty, negligence, product liability or otherwise, and/or (c) the exercise by Maxygen of any right granted it pursuant to this Agreement; except, in each case; to the extent that such Liability is caused by the negligence or willful misconduct of Avidia or an Avidia Indemnitee.
          11.3 Procedure. Any Indemnitee that intends to claim indemnification from a Party under this Article 11 (the “Indemnitor”) shall provide notice in writing of any Liability in respect of which the Indemnitee or its counsel intend to claim such indemnification, and the Indemnitor shall have the right to participate in, and, to the extent the Indemnitor so desires, to assume full control of the defense and settlement thereof with counsel mutually satisfactory to the Parties. The indemnity obligations in this Article 11 shall not apply to amounts paid in any settlement hereunder if such settlement is made without the prior written consent of the Indemnitor, which consent shall not be unreasonably withheld or delayed. At the Indemnitor’s request, the Indemnitee under this Article 11, and its employees and agents, shall cooperate fully with the Indemnitor and its legal representatives in the investigation and defense of any action, claim or liability covered by this indemnification and provide full information with respect thereto. The Indemnitor shall not enter into any settlement or consent to an adverse judgment in any such claim, demand, action or other proceeding that (a) admits wrongdoing on the part of the other Party or its Affiliates or their respective officers, directors, employees and agents, or (b) which imposes additional material obligations on the other Party, without the prior express written consent of the other Party, which consent shall not be unreasonably withheld or delayed.

          11.4 Conflict. In the event of any conflict between the indemnification provisions set forth in this Agreement and the indemnification provisions set forth in a Product License Agreement, the provisions of this Agreement shall govern.
     12. TERM AND TERMINATION
          12.1 Term. This Agreement shall commence on the Effective Date, and unless earlier terminated as provided in this Article 12, shall remain in full force and effect in on a country-by-country basis until the expiration of the earlier to occur of (i) the last to expire of the Patent Rights licensed hereunder in the applicable country, or (ii) twenty-five (25) years from the Effective Date of this Agreement (“Expiration”). Following the Expiration of this Agreement, the licenses granted in Sections 2.1 and 3.1 shall become perpetual on a country-by-country basis.
          12.2 Termination for Cause. A Party shall have the right to terminate this Agreement in its entirety upon the material breach by the other Party of such other Party’s material obligations, if such breach is not cured within sixty (60) days after receipt of written notice from such Party thereof.
          12.3 Termination for Insolvency. If voluntary or involuntary proceedings by or against a Party are instituted in bankruptcy under any insolvency law, or a receiver or custodian is appointed for such Party, or proceedings are instituted by or against such Party for corporate reorganization or the dissolution of such Party, which proceedings, if involuntary, shall not have been dismissed without prejudice within sixty (60) days after the date of filing, or if such Party makes an assignment for the benefit of creditors, or substantially all of the assets of such Party are seized or attached and not released within sixty (60) days thereafter, the other Party may immediately terminate this Agreement effective upon notice of such termination.
          12.4 Permissive Termination. Either Party may, at any time, terminate any of the licenses granted to it by the other Party hereunder with written notice of such license termination to the other Party. Such license shall cease to be perpetual upon such notice.
          12.5 Effect of Termination.
               12.5.1 Accrued Rights and Obligations. Termination of this Agreement for any reason shall not release any Party hereto from any liability that, at the time of such termination, has already accrued to the other Party or that is attributable to a period prior to such termination, nor preclude either Party from pursuing any rights and remedies it may have hereunder or at law or in equity that accrued or are based upon any event occurring prior to such termination.
               12.5.2 Licenses. The licenses granted to Maxygen in Sections 3.1 and 3.3 and any sublicenses that Maxygen has granted pursuant to Section 3.2, and the licenses granted to Avidia in Sections 2.1 and 2.3 and any sublicenses that Avidia has granted pursuant to Section 2.2 shall remain in full force and effect regardless of the Expiration or any termination of this Agreement. Notwithstanding the foregoing, either Party may terminate such licenses granted by the other Party to itself voluntarily pursuant to Section 12.4.

          12.6 Survival. Sections 4.4, 4.5, 4.7, 7.2, 7.3, 9.3, 9.4, 12.5 and Articles 1, 6, 8, 11 (but only to the extent such claim arises from acts or omissions that occurred prior to termination), 13 and 14 of this Agreement shall survive termination of this Agreement for any reason.
     13. DISPUTE RESOLUTION
          13.1 Mediation. If a dispute arises out of or relates to this Agreement, or the performance or any alleged breach hereof, the Parties agree first to try in good faith to settle the dispute by negotiation and escalation to senior representatives within their respective organizations.
          13.2 Proceeding. Except as set forth in Section 13.1, any dispute arising out of or relating to this Agreement, or its performance or any alleged breach (except any dispute relating to the validity, enforceability or infringement of any patent) that is not settled by agreement of the Parties shall be finally settled by binding arbitration. Such arbitration shall be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association (except as specifically provided in this Article 13) and shall be held in Palo Alto, California. Unless otherwise agreed in writing by the Parties, the arbitration shall be conducted by one neutral independent arbitrator who shall be a former U.S. district court or California state court judge.
          13.3 Discovery. The arbitrator shall determine what discovery will be permitted, consistent with the goal of limiting the cost and time that the Parties must expend for discovery; provided, however, the arbitrator shall permit such discovery as he or she deems necessary to permit an equitable resolution of the dispute. Any written evidence originally in a language other than English shall be submitted in English translation accompanied by the original or a true copy thereof.
          13.4 Costs. The costs of the arbitration, including administrative fees and fees of the arbitrator, shall be shared equally by the Parties, and each Party shall bear its own costs and attorneys’ and witness’ fees incurred in connection with the arbitration.
          13.5 Decision. The arbitration proceedings and the decision of the arbitrator shall not be made public without the joint consent of the Parties and each Party shall maintain the confidentiality of such proceedings and decision unless otherwise permitted by the other Party; provided, either Party may make such disclosures as are required to comply with applicable law or regulation. The Parties agree that the decision of the arbitrator shall be binding as to any and all disputes, controversies, claims and counterclaims presented to the arbitrator. Any award of the arbitrator may be entered in a court of competent jurisdiction for a judicial recognition of the decision and an order of enforcement.
          13.6 Injunctive Relief. Pending the establishment of the arbitral tribunal or pending the arbitral tribunal’s determination of the merits of the controversy, either Party may seek from a court of competent jurisdiction any interim or provisional relief that may be necessary to protect the rights or property of that Party. The Parties further agree that in the event of any breach of this Agreement for activities conducted outside the scope of the licenses granted in Sections 2.1 and 3.1 or the violation of any covenant herein, in addition to any other remedies available to such Party at law or in equity, the non-breaching Party shall be entitled to injunctive relief to (a) prevent any continuing breach, and (b) abate any continuing injury to the non-breaching Party resulting from any such breach.
     14. MISCELLANEOUS
          14.1 Governing Law; Jurisdiction. This Agreement and any dispute arising from the performance or any breach hereof (except any dispute relating to the validity, enforceability or infringement of any patent), including any arbitration proceeding subject to Article 13, shall be governed by and construed in accordance with the laws of the State of California, without reference to conflicts of laws principles.
          14.2 Assignment.
               14.2.1 Agreement. This Agreement shall not be assignable in whole or in part by either Party to any Third Party without the written consent of the other Party; except either Party may assign this Agreement, without such consent, to (a) an Affiliate of such Party; or (b) an entity that acquires all or substantially all of the business or assets of such Party to which this Agreement pertains, whether by merger, reorganization, acquisition, sale or otherwise. The terms and conditions of this Agreement shall be binding on and inure to the benefit of the permitted successors and assigns of each of the Parties.
               14.2.2 Assignment of Sublicenses. Any sublicenses granted under this Agreement may be assigned by such sublicensee [****].
          14.3 Notices. Any notice required or permitted under this Agreement shall be hand-delivered or sent by express delivery service or certified or registered mail, postage prepaid, or by fax with written confirmation by mail, to the following addresses of the Parties or such other address as a Party may provide for itself with notice to the other Party. Notice shall be deemed served when delivered or, if delivery is not accomplished by reason or some fault of the addressee, when tendered.

If to Maxygen	Maxygen, Inc.
515 Galveston Drive
Redwood City, California 94063
Attn: General Counsel

If to Avidia	Avidia Research Institute
515 Galveston Drive
Redwood City, California 94063
Attn: President
          14.4 Further Assurances. At any time or from time to time on and after the Effective Date of this Agreement, either Party shall, at the request of the other Party, (a) deliver

*	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

to the requesting Party such records, data or other documents consistent with the provisions of this Agreement, (b) execute, and deliver or cause to be delivered, all such consents, documents or further instruments of assignment, transfer or license, and (c) take or cause to be taken all such actions, as the requesting Party may reasonably deem necessary or desirable in order for the requesting Party to obtain the full benefits of this Agreement and the transactions contemplated hereby.
          14.5 Force Majeure. Neither Party shall be held liable or responsible to the other Party nor be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement, other than an obligation to make payments hereunder, when such failure or delay is caused by or results from fire; flood; earthquake; tornado; embargo; government regulation; prohibition or intervention; war; act of war (whether war be declared or not); insurrection; act of terrorism; riot; civil commotion; strike; act of God or any other cause where failure to perform is beyond the reasonable control and not caused by the negligence or misconduct of the affected Party (a “Force Majeure Event”) so long as the affected Party has used reasonable efforts to avoid, mitigate and/or overcome the effects of the Force Majeure Event.
          14.6 Independent Contractors. The Parties agree that the relationship of Maxygen and Avidia established by this Agreement is that of independent contractors. Furthermore, the Parties agree that this Agreement does not, is not intended to, and shall not be construed to, establish a partnership or joint venture, nor shall this Agreement create or establish an employment, agency or any other relationship. Neither Party shall have any right, power or authority, nor shall they represent themselves as having any authority to assume, create or incur any expense, liability or obligation, express or implied, on behalf of the other Party, or otherwise act as an agent for the other Party for any purpose.
          14.7 Advice of Counsel. Avidia and Maxygen have each consulted counsel of their choice regarding this Agreement, and each acknowledges and agrees that this Agreement shall not be deemed to have been drafted by one Party or the other and will be construed accordingly.
          14.8 Other Obligations. Except as expressly provided in this Agreement or as separately agreed upon in writing between Avidia and Maxygen, each Party shall bear its own costs incurred in connection with the implementation of the obligations under this Agreement.
          14.9 Waiver. Neither Party may waive or release any of its rights, remedies or interests in or arising under this Agreement except in writing signed by the Party to be bound. The failure or delay of either Party to assert a right or remedy hereunder or to insist upon compliance with any term or condition of this Agreement shall not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition.
          14.10 Severability. In the event that any provision(s) of this Agreement are determined to be invalid or unenforceable, in whole or in part, by a court of competent jurisdiction, the remainder of the Agreement shall remain in full force and effect without said provision(s). The Parties shall in good faith negotiate a substitute clause for any provision(s)

declared invalid or unenforceable, which shall most nearly approximate the intent of the Parties in entering this Agreement.
          14.11 Limitation of Liability. NEITHER PARTY SHALL BE LIABLE FOR ANY LOST REVENUES OR PROFITS OF ANY PERSON OR ENTITY OR ANY OTHER INCIDENTAL, SPECIAL, INDIRECT, OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.
          14.12 Entire Agreement; Modification. This Agreement, together with the attached Exhibits, which are hereby incorporated by reference, and the Assignment Agreement of even date hereof, constitutes the entire agreement between the Parties, with respect to the subject matter hereof, and supersedes and cancels all prior or contemporaneous understandings or agreements, whether written or oral, between Maxygen and Avidia with respect to such subject matter. This Agreement can only be amended or modified with a written document signed by both Parties.
          14.13 Headings. The captions to the several Sections and Articles hereof are not a part of this Agreement, but are included merely for convenience of reference only and shall not affect its meaning or interpretation.
          14.14 Counterparts. This Agreement may be executed in two counterparts, each of which shall be deemed an original and which together shall constitute one instrument.
     IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed by their authorized representatives as of the Effective Date.

MAXYGEN, INC.		AVIDIA RESEARCH INSTITUTE

By:	/s/ Balkrishan S. Gill	By:	/s/ Victor Perlroth

	Name: Balkrishan S. Gill		Name: Victor Perlroth
	Title: President		Title: President

Exhibit A:	Agriculture Subfield
B:	Approved DBP Therapeutic Conjugates
C:	Assigned Patent Rights
D:	Avidia Necessary Claims
E:	Chemicals Subfield
F:	Invention Disclosures
G:	Materials
H:	Maxygen Necessary Claims
I:	Maxygen Useful Claims
J:	Form of Product License Agreement
K:	Reserved Therapeutic Product Criteria
L:	Software

EXHIBIT A
Agriculture Subfield
“Agriculture Subfield” shall mean the discovery, development and commercialization of:
     (a) [****];
     (b) [****];
     (c) [****];
     (d) [****];
     (e) [****]; and
     (f) [****].
     Definitions
     1.1 “Bulk Production” shall mean production of commercial Products, including, without limitation, [****].
     1.2 “Enabling Technology” shall mean patent applications and patents owned or controlled by Maxygen relating to (i) [****], or the use thereof, and/or (ii) generally applicable [****].
     1.3 “Gene” shall mean a structural gene, including optionally regulatory sequences therefor, including, without limitation, promoters, enhancers and downstream regulatory elements.
     1.4 “Gene Expression Manipulation” shall mean alteration of one or more Gene(s) (e.g., alteration of a sequence of a structural gene or a sequence of a Gene regulatory element, such as a promoter) to enable and/or facilitate Product development or Bulk Production.
     1.5 “Metabolic Pathway Manipulation” shall mean alteration of one or more single Genes, multiple Genes, genetic pathways and/or genomes by modification of pathway control mechanisms to enable and/or facilitate:
          (a) Product development via (i) [****], and/or (ii) [****], and/or (iii) [****], and/or
          (b) Bulk Production.
     1.6 “Microbe” shall mean whole (live or dead) procaryotic organisms (other than Category I Plants), or extracts thereof.

*	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     1.7 “Plant(s)” shall mean whole Plants, Plant seeds, Plant parts, Plant cells and/or Plant cell cultures derived from Category I Plants and/or Category II Plants.
          1.7.1 “Category I Plants” shall mean:
          (a) land plants, including nonseed plants (Bryophytes, Tracheophytes) such as liverworts, mosses, ferns, and seed plants, such as gymnosperms and angiosperms (monocot and dicots); and/or
          (b) non-land plants, including the Prasinophytes, Chlorophyceae, Trebouxiouphyceae, Ulvophyceae, Chlorokybales, Streptophyta, Klebsormidiales, Zygnematales, Charales, Coleochaetales and Embryophytes.
          1.7.2 “Category II Plants” shall mean:
          (a) mushrooms (Basidiomycetes); and/or
          (b) photosynthetic bacteria, including, but not limited to blue green algae (Cyanobacteria); and/or
          (c) eukaryotic photosynthetic algae and microalgae including, but not limited to green algae (Chlorophytes and Euglenophytes), yellow algae (Cyanophytes), brown algae (Phaeophytes, Xanthophytes, Eustigmatophytes and Raphidophytes) and red algae (Rhodophytes); and/or
          (d) microalgae, including but not limited to diatoms (Chrysophytes and Pyrrophytes).
     1.8 “Product” shall mean [****].

*	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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EXHIBIT B
Approved DBP Therapeutic Conjugates
As of the Effective Date: [****]

*	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT C
Assigned Patent Rights
a. [****]
b. [****]
c. [****]
d. [****]
e. [****]
f. [****]

*	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT D
Avidia Necessary Patents
As of the Effective Date: [****]

*	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT E
Chemicals Subfield
“Chemicals Subfield” shall mean:
     (a) [****], except for the [****];
     (b) [****]; and
     (c) [****], except for the [****].
Definitions
     1.1 “Agrochemical” shall mean any chemical intended for plant protection or plant growth applications (e.g., any insecticide, nematicide, insect growth regulator, plant growth regulator, fertilizer or herbicide).
     1.2 “Biocatalyst” shall mean a whole cell (live or dead) of a Microbe or Category II Plant that has been [****] that can perform enzymatic catalysis of a particular chemical reaction.
     1.3 “Basic Chemical” shall mean a chemical having a molecular weight of [****]. By way of illustration and without limitation, a chemical monomer or oligomer suitable for [****], or a carbohydrate intended for use as a carbon source in fermentation, would each be a Basic Chemical, if the applicable molecule had a molecular weight of less than [****] Daltons.
     1.4 “Biocatalyst Commercialization” shall mean (i) the preparation, screening and commercial use of Biocatalysts for the purpose of allowing the selection and commercialization of Biocatalysts [****], and (ii) the manufacture and commercial sale of Biocatalysts [****].
     1.5 “Building Block” shall mean any [****], that (a) is not a [****] or a [****], and (b) is intended for addition to one or more [****] to make a [****].
     1.6 “Building Block Development” shall mean the development of one or more Building Blocks for use in [****].
     1.7 “Bulk Production” shall mean production via enzymatic catalysis (using an Enzyme Product or a Biocatalyst) or fermentation of:
          (a) any Enzyme Product or Biocatalyst, or
          (b) any Catalysis Product or Fermentation Product, or
          (c) any Scheduled Product.

*	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     1.8 “Catalysis Product” shall mean a [****].
     1.9 “Codexis” shall mean Codexis, Inc.
     1.10 “Codexis Restricted Field” shall mean:
          (a) [****];
          (b) [****];
          (c) [****]; and
          (d) [****].
     1.11 “Discovery” shall mean the [****].
     1.12 “Enabling Technology” shall mean all patent applications and patents owned or controlled by Maxygen relating to (i) [****], or the use thereof, and/or (ii) generally applicable [****].
     1.13 “Enzyme Commercialization” shall mean (i) the preparation, screening and commercial use of Enzyme Libraries for the purpose of allowing the selection and commercialization of one or more Enzyme Products solely for use for [****], and (ii) the manufacture and commercial sale of Enzyme Products solely for use for [****].
     1.14 “Enzyme Library” shall mean a set of two or more variant but related enzymes (or genes encoding such enzymes), in each case, that are made using Enabling Technology.
     1.15 “Enzyme Product” shall mean an enzyme selected from an Enzyme Library.
     1.16 “Fermentation Product” shall mean any [****] that is produced via fermentation of a Microbe and/or Category II Plant that has been [****].
     1.17 “Functional Compound” shall mean any non-polypeptide, organic chemical produced in substantially pure form, having a molecular weight of [****] Daltons, that is not a Basic Chemical and is used (i) as an [****], or (ii) to [****] products, or (iii) to [****] products, or (iv) for external application to one or more Plants as an [****].
     1.18 “Gene” shall mean a structural gene, including optionally regulatory sequences therefor, including, without limitation, promoters, enhancers and downstream regulatory elements.
     1.19 “Gene Expression Manipulation” shall mean alteration of one or more Gene(s) (e.g., alteration of a sequence of a structural gene or a sequence of a Gene regulatory element, such as a promoter) to enable and/or facilitate Product development or Bulk Production.

*	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2

     1.20 “Intermediate” shall mean with regard to a particular [****], a [****], chemical produced in [****]. It is understood and agreed that Intermediate(s) shall not include chemicals having commercial utility for any purpose other than synthesis of the applicable [****] (e.g., Basic Chemicals shall not be Intermediates).
     1.21 “Metabolic Pathway Manipulation” shall mean alteration of one or more single Genes, multiple Genes, genetic pathways and/or genomes by modification of pathway control mechanisms to enable and/or facilitate:
          (a) Product development via (i) [****], and/or (ii) [****]; and/or
          (b) Bulk Production.
     1.22 “Microbe” shall mean whole (live or dead) procaryotic organisms and/or yeasts and/or fungi (excluding those which are Category II Plants), or extracts thereof.
     1.23 “Plant(s)” shall mean whole Plants, Plant seeds, Plant parts, Plant cells and/or Plant cell cultures derived from Category I Plants and/or Category II Plants.
          1.23.1 “Category I Plants” shall mean:
               (a) land plants, including nonseed plants (Bryophytes, Tracheophytes) such as liverworts, mosses, ferns, and seed plants, such as gymnosperms and angiosperms (monocot and dicots); and/or
               (b) non-land plants, including the Prasinophytes, Chlorophyceae, Trebouxiouphyceae, Ulvophyceae, Chlorokybales, Streptophyta, Klebsormidiales, Zygnematales, Charales, Coleochaetales and Embryophytes.
          1.23.2 “Category II Plants” shall mean:
               (a) mushrooms (Basidiomycetes); and/or
               (b) photosynthetic bacteria, including, but not limited to blue green algae (Cyanobacteria); and/or
               (c) eukaryotic photosynthetic algae and microalgae including, but not limited to green algae (Chlorophytes and Euglenophytes), yellow algae (Cyanophytes), brown algae (Phaeophytes, Xanthophytes, Eustigmatophytes and Raphidophytes) and red algae (Rhodophytes); and/or
               (d) microalgae, including but not limited to diatoms (Chrysophytes and Pyrrophytes).
     1.24 “Product” shall mean any [****].

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     1.25 “Scheduled Product” shall mean:
          (a) Products for the following [****] applications:
               (1) [****] Applications:
                    (i) [****];
                    (ii) [****]; and/or
                    (iii) [****]
               (2) [****] Applications (for [****]):
                    (i) [****];
                    (ii) [****];
                    (iii) [****];
                    (iv) [****]; and/or
                    (v) [****].
          (b) Products for the following [****] applications:
                    (i) [****];
                    (ii) [****];
                    (iii) [****]; and/or
                    (iv) [****].
          (c) Products for the following [****] applications:
                    (i) [****];
                    (ii) [****];
                    (iii) [****];
                    (iv) [****];
                    (v) [****]; and/or
                    (vi) [****].
          (d) Products that are [****] of a type specified below, for use to make [****]:
               1. [****];
               2. [****];
               3. [****];

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               4. [****]; and/or
               5. [****].
          (e) Products that are of a type specified below for use as [****]:
               1. [****];
               2. [****];
               3. [****]; and/or
               4. [****].
          (f) Products of a type specified below for use as [****]:
               1. [****];
               2. [****]; and/or
               3. [****].
          (g) Products of a type specified below, for use in [****]:
               1. [****];
               2. [****]; and/or
               3. [****].
          (h) Products that is/are any of the following [****], to the extent not covered by Section 1.21(d) above:
               1. [****];
               2. [****];
               3. [****];
               4. [****]; and/or
               5. [****].
          (i) Products that are [****] specified below, for use as [****]:
               1. [****];
               2. [****];
               3. [****];
               4. [****];
               5. [****]; and/or
               6. [****].
          (j) Products that is/are any of the [****] specified below, for [****]:
               1. [****];
               2. [****];
               3. [****];

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               4. [****]; and/or
               5. [****].
     1.26 “Strain Improvement” shall mean modification of a Microbe or Category II Plant to enhance its suitability for use in Bulk Production of one or more Fermentation Products.
     1.27 “Template” shall mean the minimally active, non-polypeptide chemical structure (e.g., a pharmacophore) having a molecular weight of [****] Daltons, that is common to a family of chemical structures, and (a) is known to possess measurable specific bioactivity (e.g., biostimulatory, bioinhibitory, receptor binding, enzyme substrate, channel blocking or similar activities) in a particular in vitro or in vivo disease model system, and (b) is useful as an Intermediate.
     1.28 “Template Decoration” shall mean modification of a Template by a Third Party (other than an Affiliate of Codexis) by attaching, via one or more chemical and/or enzymatic steps, one or more Building Blocks to generate an organic chemical product (including, without limitation, a Product or a Functional Compound) having a molecular weight of [****] Daltons.

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EXHIBIT F
Invention Disclosures
1.	Title: [****]

Date: [****]

Maxygen control no: [****]

2.	Title: [****]

Date: [****]

Maxygen control no.: [****]

3.	Title: [****]

Date: [****]

Maxygen control no: [****]

4.	Title: [****]

Date: [****]

Maxygen control no: [****]

5.	Title: [****]

Date: [****]

Maxygen control no: [****]

6.	Title: [****]

Date: [****]

Maxygen control no: [****]

*	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7.	Title: [****]

Date: [****]

Maxygen control no: [****]

8.	Title: [****]

Date: [****]

Maxygen control no: [****]

9.	Title: [****]

Date: [****]

Maxygen control no: [****]

10.	Title: [****]

Date: [****]

Maxygen control no: [****]

11.	Title: [****]

Date: [****]

Maxygen control no: [****]

12.	Title: [****]

Date: [****]

Maxygen control no: [****]

13.	Title: [****]

Date: [****]

Maxygen control no: [****]

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14.	Title: [****]

Date: [****]

Maxygen control no. [****]

*	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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EXHIBIT G
Materials
Avidia Maxybody Sequences
[****]
All remaining quantities of the [****] received by Maxygen pursuant to the [****] entered by [****] and Maxygen, Inc. effective [****].

*	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT H
Maxygen Necessary Claims
1. [****]
2. [****]
3. [****]
4. [****]
Maxygen Necessary Claims shall also include the claims of non-U.S. counterpart patents that claim the same subject invention as the foregoing claims.

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EXHIBIT I
Maxygen Useful Claims
As of the Effective Date: [****]

*	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT J
Form of
PRODUCT LICENSE AGREEMENT
     This PRODUCT LICENSE AGREEMENT (the “Agreement”), effective as of _______, 200__ (the “Effective Date”), is made by and between Maxygen, Inc., a Delaware corporation with a principal place of business at 515 Galveston Drive, Redwood City, California 94063 (“Maxygen”), and Avidia Research Institute, a ___________ corporation with a principal place of business at ___________ (“Avidia”).
BACKGROUND
A.	Avidia and Maxygen entered into a Cross License Agreement effective July 16, 2003, pursuant to which Maxygen received certain options from Avidia to acquire exclusive licenses to Licensed Products (as defined below) to develop and commercialize human pharmaceutical products.
B.	Maxygen has provided Avidia notice that it wishes to exercise one of its options to acquire an exclusive license under Patent Rights and Know-How owned or Controlled by Avidia to develop and commercialize Licensed Products directed to __________, and Avidia is willing to grant such license, on the terms and conditions herein.
     NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the Parties hereby agree as follows:
ARTICLE 1 — DEFINITIONS
     In this Agreement, the following capitalized terms shall have the meaning ascribed to them respectively in this Article. In this Agreement, capitalized terms not otherwise expressly defined herein, if defined in the Cross License Agreement, shall have the meaning ascribed to them respectively therein.
     1.1 “Affiliate” means any corporation, firm, limited liability company, trust, partnership or other entity that directly or indirectly controls or is controlled by or is under common control with a Party to this Agreement. As used in this definition, “controls”, “controlled by” and “under common control with” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting securities or partnership interest, by contract or otherwise. In the case of a corporation, the direct or indirect ownership of fifty percent (50%) or more of its outstanding voting shares, or in the case of a partnership, status as a general partner, or in the case of any other type of legal entity, fifty percent (50%) or more of the ownership interests, shall in any event be deemed to confer control, it being understood that the direct or indirect ownership of a lesser percentage of such shares or ownership interest shall not necessarily preclude the existence of control.

     1.2 “Avidia Know-How” means any Know-How owned or Controlled by Avidia necessary or useful for the development, manufacture, importation, use or sale of the Licensed Products.
     1.3 “Avidia Materials” means any Materials owned or Controlled by Avidia necessary or useful for the development, manufacture, importation, use or sale of the Licensed Products.
     1.4 “Avidia Patent Rights” means any Patent Rights owned or Controlled by Avidia necessary or useful for the development, manufacture, importation, use or sale of the Licensed Products.
     1.5 “Avidia Technology” means Avidia’s interest in (a) the Avidia Patent Rights, (b) the Avidia Know-How, and (c) the Avidia Materials.
     1.6 “Biological License Application” or “BLA” means the Biological License Application, as defined in the U.S. Public Health Service Act, as amended, and the regulations promulgated thereunder, and any corresponding foreign application, registration or certification in the Territory.
     1.7 “Combination Licensed Product” shall have the meaning set forth in Section 3.2.3(a).
     1.8 “Commercially Reasonable Efforts” means the level of efforts and resources reasonably appropriate to diligently develop and/or commercialize (as applicable) Licensed Products in a sustained manner, consistent with the efforts and resources a similarly situated biopharmaceutical company would typically devote to a product of similar market potential, profit potential, and/or proprietary protection.
     1.9 “Confidential Information” means any and all information, whatever its form or medium (whether written, oral, electronic, graphic or otherwise), including technical information, results, data and/or designs of experiments, that is disclosed by any Party to the other Party pursuant to this Agreement that (a) if disclosed in written or other tangible form, is marked or labeled as “confidential” or “proprietary” or with a similar marking or legend sufficient to notify the receiving Party that such information is subject to the terms of this Agreement, or (b) if disclosed orally or in other intangible form, is identified as confidential or proprietary by the disclosing Party at the time of disclosure, and is confirmed in writing as confidential or proprietary delivered to the receiving Party within thirty (30) days thereafter.
     1.10 “Control” or “Controlled” means possession of the ability to grant the licenses or sublicenses as provided for herein without violating the terms of any agreement or other arrangement with any Third Party.
     1.11 “Cross License Agreement” means that certain Cross License Agreement entered by Avidia and Maxygen effective July 16, 2003.
     1.12 “Domain-Based Protein” shall have the meaning set forth in the Cross License Agreement.
     1.13 “FDA” means the U.S. Food and Drug Administration, and any successor entity.

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     1.14 “Field” means treatment and/or prophylaxis of [****] OR [****] [****] disease.
     1.15 “First Commercial Sale” means the first sale of a Licensed Product to a Third Party in a particular country, following the receipt of all Regulatory Approvals required for the sale of such Licensed Product in such country.
     1.16 “Investigational New Drug Application” or “IND” means an Investigational New Drug Application, as defined in the U.S. Public Health Service Act, as amended, and the regulations promulgated thereunder, and any corresponding foreign application, registration or certification in the Territory.
     1.17 “Know-How” means any proprietary data, instructions, processes, formulae, materials, expert opinions and information, including, without limitation, biological, chemical, pharmacological, toxicological, pharmaceutical, physical and analytical, clinical, safety, manufacturing and quality control data and information. Know-How does not include any inventions included in the Patent Rights.
     1.18 “Licensed Product” means a Product for use in the Field, in any formulation or dosage form.
     1.19 “Major Market Country” means [****].
     1.20 “Materials” means any chemical or biological substances including any: (i) organic or inorganic chemical or compound; (ii) gene; (iii) vector or construct, whether plasmid, phage, virus or any other type; (iv) host organism, including bacteria and eukaryotic cells; (v) eukaryotic or prokaryotic cell line or expression system; (vi) protein, including any peptide or amino acid sequence, enzyme, antibody or protein conferring targeting properties and any fragment of a protein or peptide or enzyme; (vii) genetic material, including any genetic control element (e.g., promoters); (viii) virus; or (ix) assay or reagent.
     1.21 “Net Sales” means the gross revenue received by Maxygen or its Sublicensees for sales of Licensed Products or Licensed Combination Products by Maxygen and/or its Sublicensees to bona fide independent Third Parties in arm’s length sales, less: (a) [****]; (b) [****]; (c) [****], (d) [****], (e) [****], and (f) [****].
     1.22 “Party” means Maxygen or Avidia, and the “Parties” means Maxygen and Avidia.
     1.23 “Patent Rights” means any and all United States or foreign provisional and/or utility patent applications (including, without limitation, all divisions, continuations in whole or in part, substitutions, and patents of addition), and any and all United States or foreign letters patent and/or registrations (including, without limitation, all reissues, renewals, extensions, confirmations, re-registrations, re-examinations, re-validations, supplementary protection certificates and/or other governmental actions that extend the term of any such letters patent).

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     1.24 “Phase I”, “Phase II”, and “Phase III” means Phase I (or Phase I/II), Phase II (or Phase II/III), and Phase III clinical trials, respectively, in each case as prescribed by the applicable United States IND regulations, or the corresponding foreign statutes, rules or regulations in the Territory. For the purposes of this Agreement, a clinical trial shall be deemed to be initiated upon the first dosing of the first human subject in such trial.
     1.25 “Product” means any product that (a) binds to and is an [agonist] OR [antagonist] [prior to signing, Maxygen shall select one which corresponds to work performed by Avidia upon the relevant Avidia Target] of __________ [prior to signing, Maxygen shall insert the name of the relevant Avidia Target] and (b) contains a [****]. For purposes of this definition, the term [****] shall have the meaning set forth in the Cross License Agreement.
     1.26 “Product Patent” means a patent application or patent within the Avidia Patent Rights that claims a composition of matter that is a Licensed Product, or a method of manufacturing or using a Licensed Product.
     1.27 “Regulatory Agency” means the FDA, the European Medicines Evaluation Agency, or any other governmental agency having similar jurisdiction over the development, manufacturing, and marketing of biopharmaceutical products and any successor agencies thereof.
     1.28 “Regulatory Approval” means, with respect to a country or, where applicable, a multinational jurisdiction, all such approvals, licenses, registrations or authorizations that are required to be obtained from any one or more Regulatory Agencies prior to the manufacture, marketing and/or sale of a Licensed Product in such country or multinational jurisdiction (including, where applicable, pricing approvals necessary to obtain reimbursement).
     1.29 “Regulatory Filing” means any filing with a Regulatory Agency relating to the Regulatory Approval of a Licensed Product, including all supporting data. Regulatory Filings include, without limitation, INDs and BLAs.
     1.30 “Sublicensee” means an Affiliate of Maxygen or a Third Party, in each case, that Maxygen has granted a license or sublicense to make, use and/or sell one or more Licensed Products.
     1.31 “Territory” means all countries of the world.
     1.32 “Third Party” means any individual, corporation, partnership or other entity or party other than Maxygen or Avidia or an Affiliate of either of them.
     1.33 “Valid Claim” means a claim contained in (a) an issued and unexpired patent included within the Avidia Patent Rights that has not been held unenforceable, unpatentable or invalid by a decision of a court or other governmental agency of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, and which has not been admitted to be invalid or unenforceable through abandonment, reissue, disclaimer or otherwise, or (b) a

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pending patent application that is included within the Avidia Patent Rights, which application claims in a first priority date of no more than [****] years prior to the date upon which pendency is determined. If a claim of a patent application that ceased to be a Valid Claim under subsection 1.33(b) later issues or grants as a patent subject to subsection 1.33(a) then such claim shall again be considered to be a Valid Claim, effective as of the earlier of the grant, allowance, or issuance of such patent.
ARTICLE 2 — LICENSE GRANT
     2.1 License to Maxygen. Subject to the terms and conditions of this Agreement, Avidia hereby grants to Maxygen, and Maxygen hereby accepts, an exclusive, worldwide, royalty-bearing license under the Avidia Technology, to make, have made, use, import, have imported, offer for sale and/or sell Licensed Products in the Territory for use in the Field.
     2.2 Sublicenses. Maxygen may grant and authorize sublicenses of the rights granted it in Section 2.1 to its Affiliates, and Third Parties; provided that, Maxygen shall only have the right to grant and authorize sublicenses to Third Parties of the rights granted it in Section 2.1, (a) after such time as it spends at least [****] dollars ($[****]) in the development of a Licensed Product, or (b) earlier, if the purpose of such sublicense is solely for such Sublicensee to develop or manufacture the Licensed Product on behalf of Maxygen. Within thirty (30) days of the grant of any sublicense Maxygen shall provide Avidia with a copy of such sublicense agreement, which copy may be redacted by Maxygen to avoid disclosure to Avidia of any confidential information belonging to such Third Party. Maxygen hereto shall remain responsible to Avidia hereto for the performance of the financial and other obligations of its Sublicensees.
     2.3 No Implied Licenses. Other than those rights and licenses expressly granted herein, no rights or licenses are granted or shall be deemed granted under this Agreement with respect to the Avidia Technology and/or other intellectual property owned or Controlled by Avidia.
     2.4 Negative Covenant.
               (a) Maxygen covenants that it shall not, nor shall it cause or authorize any Affiliate or Sublicensee to, (i) use or practice, directly or indirectly, any Avidia Technology for any other purpose other than those expressly permitted by this Agreement or except as permitted under the Cross License Agreement, or (ii) make, have made, use, import, have imported, offer for sale and/or sell Licensed Products in any manner outside the scope of the license set forth in Section 2.1, except as may be permitted in another written agreement entered by the Parties.
               (b) If the Field of this Agreement is the treatment and/or prophylaxis of [****], Maxygen covenants that it shall not, nor shall it cause or authorize any Affiliate or Sublicensee to, (i) use or practice, directly or indirectly, any Avidia Technology licensed under this Agreement for the treatment and/or prophylaxis of [****], except as permitted under the Cross License Agreement or any other written agreement entered by the Parties, or (ii) make,

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have made, use, import, have imported, offer for sale and/or sell Licensed Products for [****], except as may be permitted in another written agreement entered by the Parties.
     2.5 License to Avidia.
          2.5.1 License Grant. Subject to the terms and conditions of this Agreement, Maxygen hereby grants to Avidia, and Avidia hereby accepts, a non-exclusive, worldwide, royalty-free, fully-paid license under Maxygen’s interest in any Patent Rights owned or Controlled by Maxygen that claim generically Products made in the course of practicing the license set forth in Section 2.1, solely to make, have made, use, import, have imported, offer for sale and/or sell (a) [****] and (b) products that are not Licensed Products but are [****].
          2.5.2 Sublicenses. Subject to Section 2.5.3, Avidia may grant and authorize sublicenses to any of the rights granted it in Section 2.5.1. Each such sublicense shall be in writing and consistent with the terms and conditions of this Agreement. Promptly after the grant of any such sublicense, Avidia shall notify Maxygen in writing of the identity of each such sublicensee and the specific rights (by field and geographic region) granted to each such Licensee, provided that Avidia shall have no obligation to reveal any information that is confidential information of such sublicensee. Avidia hereto shall remain responsible to Maxygen hereto for the performance of the financial and other obligations of its sublicensees, including any reporting or other obligations due to the Third Party licensor(s) of such Patent Rights.
          2.5.3 Third Party Payments. With respect to any Patent Rights subject to Section 2.5.1, Avidia hereby agrees it will be responsible for paying any and all amounts due to Third Parties for the grant to Avidia and/or the practice of any such license by Avidia and its sublicensees in accordance with a schedule to be agreed in writing by the Parties that will permit Maxygen to timely meet its obligations to such Third Parties.
          2.5.4 No Implied Licenses. Other than those rights and licenses expressly granted herein, no rights or licenses are granted or shall be deemed granted under this Agreement with respect to the Maxygen Technology and/or other intellectual property owned or Controlled by Maxygen.
ARTICLE 3 — MILESTONE PAYMENTS AND ROYALTIES
     3.1 Milestone Payments.
          3.1.1 Payments to Avidia. Within thirty (30) days following the first occurrence of each of the events specified below with respect to each different Licensed Product by Maxygen or its Sublicensees, Maxygen shall pay to Avidia the following nonrefundable, non-creditable (except as provided for in Section 3.1.2 below) milestone payments:

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Milestones	Amount
A. [****]	$[****]
B. [****]	$[****]
C. [****]	$[****]
D. [****]	$[****]
E. [****]	$[****]
F. [****]	$[****]
               For purposes of this Section 3.1, Licensed Products that contain different Domain-Based Proteins shall be deemed to be different Licensed Products.
          3.1.2 Backup Licensed Products. The payments due under Section 3.1.1 above shall be made with respect to the Licensed Products as described above. However, the Parties understand that Maxygen may cease all development of a particular Licensed Product (a “Discontinued Licensed Product”), and focus its efforts on another Licensed Product that Maxygen had been developing, or with respect to which Maxygen commences development, as an alternative to the Discontinued Licensed Product in the event of its unsuccessful development (the “Backup Licensed Product”). If Maxygen has made any payment with respect to such Discontinued Licensed Product under Section 3.1.1 in respect of the achievement of any milestone event described therein, then following the accomplishment of that same milestone event with respect to its Backup Licensed Product, no milestone payment shall be due hereunder in respect of such achievement. When milestone events described in Section 3.1.1 are achieved with respect to such Backup Licensed Product where the corresponding milestone payment amount was not previously paid with respect to the Discontinued Licensed Product, then Maxygen shall pay such corresponding milestone payment amount pursuant to Section 3.1.1.
          3.1.3 No Milestone Skipping. Subject to Section 3.1.2, if an event that triggers a milestone payment pursuant to Section 3.1.1 occurs, with respect to a particular Licensed Product, at any time prior to payment of any of the preceding milestone payment amounts set forth in Section 3.1.1, with respect to such Licensed Product, then Maxygen shall pay Avidia within thirty (30) days of such event both the milestone payment amount triggered by such event and all such unpaid preceding milestone payment amounts for such Licensed Product.
     3.2 Royalties.
          3.2.1 Royalties on Net Sales. In partial consideration for the rights granted hereunder, Maxygen shall pay a nonrefundable, non-creditable royalty to Avidia of [****] percent ([****]%) of aggregate Net Sales of Licensed Products by Maxygen and its Sublicensees.
          3.2.2 Non-Royalty Sales; One Royalty. No royalty shall be payable under Section 3.2.1 above with respect to sales of Licensed Products among Maxygen, its Affiliates and Sublicensees for resale to bona fide independent Third Parties, nor shall such royalty be due on Licensed Products sold or otherwise distributed for use in clinical trials, or distributed at cost or less for promotional use or for compassionate use. The royalty rate set forth in Section 3.2.1

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shall apply as set forth therein regardless of the number of Valid Claims that cover the relevant Licensed Product.
          3.2.3 Combination Licensed Products.
               (a) If Maxygen sells any Licensed Product in the form of a combination product containing a Licensed Product and one or more pharmaceutically active ingredients or a delivery device (whether combined in a single formulation and/or package, as applicable, or formulated and/or packaged separately but sold together for a single price) (a “Combination Licensed Product”), Net Sales of such Combination Licensed Product for the purpose of determining the royalty due to Avidia pursuant to Section 3.2.1 will be calculated by multiplying actual Net Sales of such Combination Licensed Product by the fraction A/(A+B) where A is the invoice price of such Licensed Product if sold separately, and B is the total invoice price of the other active ingredient(s) and/or the delivery device in the combination if sold separately.
               (b) If, on a country-by-country basis, such other pharmaceutically active ingredient or ingredients or delivery device in the Combination Licensed Product are not sold separately in such country, but the Licensed Product component of the Combination Licensed Product is sold separately in such country, Net Sales for the purpose of determining royalties due to Avidia pursuant to Section 3.2.1 for the Combination Licensed Product shall be calculated by multiplying actual Net Sales of such Combination Licensed Product by the fraction A/C where A is the invoice price of such Licensed Product component if sold separately, and C is the invoice price of the Combination Licensed Product. If, on a country-by-country basis, such Licensed Product component is not sold separately in such country, Net Sales for the purposes of determining royalties due to Avidia pursuant to Section 3.2.1 for the Combination Licensed Product shall be D/(D+E) where D is the fair market value of the portion of the Combination Licensed Products that contains the Licensed Product and E is the fair market value of the portion of the Combination Licensed Products containing the other active ingredient(s) or delivery device included in such Combination Licensed Product, as such fair market values are determined in good faith by the Parties. If the Parties, after good faith negotiation, cannot reach agreement on such fair market values under this Section 3.2.3(b), then either Party may refer the matter for resolution by binding short-form arbitration in accordance with Section 3.2.3(d).
               (c) If, on a country-by-country basis, such Licensed Product component is not sold separately in such country, Net Sales for the purposes of determining royalties due to Avidia pursuant to Section 3.2.1 for the Combination Licensed Product shall be calculated by multiplying actual Net Sales of such Combination Licensed Product by the fraction D/(D+E) where D is the fair market value of the portion of the Combination Licensed Product that contains the Licensed Product and E is the fair market value of the portion of the Combination Licensed Product containing the other active ingredient(s) or delivery device included in such Combination Licensed Product, as such fair market values are determined in faith by the Parties; provided, however, that in no event under this Section 3.2.3(c) shall such fraction be less than 2/3.
               (d) Notwithstanding the foregoing, the Parties agree that adjuvants, excipients, toxins, PEGylation moieties (or other added generic carbohydrates or polymers),

8

and/or half-life extenders, unless any of the foregoing [****], shall not be deemed to be “pharmaceutically active ingredient(s)”, the presence of which in a Licensed Product would be deemed to create a Combination Licensed Product; the Parties also agree that peptide domains that specifically bind a particular molecule shall not constitute a “drug delivery device”, the presence of which in a Licensed Product would be deemed to create a Combination Licensed Product. If the Parties, after good faith negotiation, cannot reach agreement under this Section 3.2.3(d), then either Party may refer the matter for resolution by binding short-form arbitration in accordance with Section 3.2.3(e).
               (e) If the Parties do not agree upon the fair market value(s) of the Licensed Product and/or the non-Licensed Product component(s) of any Combination Product at issue pursuant to Section 3.2.3(b), and/or if a dispute arises between the Parties with respect to Section 3.2.3(c), then such matters shall be finally determined by binding arbitration pursuant to this Section 3.2.3(e) in accordance with the Commercial Arbitration Rules of the American Arbitration Association by [****]. For arbitration of disputes subject to this Section 3.2.3, each Party to the arbitration shall prepare and submit [****]. The arbitrator shall be directed that any arbitration subject to this Section 3.2.3(e) shall be completed within [****] from the filing of notice of a request for such arbitration. The arbitration proceedings and the decision shall not be made public without the joint written consent of the Parties, and each Party shall maintain the confidentiality of such proceedings and decision, unless each Party otherwise agrees in writing; provided either Party may make disclosures as are required to comply with applicable law or regulation. The Parties agree that [****] decision shall be the sole, exclusive and binding remedy between them regarding determination of the matters subject to arbitration subject to this Section 3.2.3(e).
          3.2.4 Certain Countries. With respect to Net Sales of a particular Licensed Product in each country of the Territory made during time periods in which there exists no Valid Claim covering the development, manufacture, importation, offer for sale, sale and/or use of such Licensed Product in such country by Maxygen or its Sublicensees, then Maxygen’s obligation to pay to Avidia royalties pursuant to Section 3.2.1 shall be reduced to a royalty rate of [****] percent ([****]%) of aggregate Net Sales of Licensed Products by Maxygen and its Sublicensees with respect to such country.
          3.2.5 Where Compulsory License have been Granted. If a compulsory license is granted to a Third Party under the applicable laws of any country in the Territory with regard to any Licensed Product, then the royalty rate payable by Maxygen pursuant to Section 3.2.1 for sales of such Licensed Product in such country shall be adjusted to match the royalty rate granted to such Third Party for such country, if such rate is lower than the rate otherwise payable hereunder, but only for so long as such compulsory lower royalty rate remains in effect.

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          3.2.6 Third Party Payments.
               (a) In addition the other payments due to Avidia under Sections 3.1, 3.2 and 5.3, Maxygen shall be responsible for paying [****] amounts due to Third Parties for activities conducted by Maxygen and its Sublicensees pursuant to any sublicenses granted by Avidia to Maxygen pursuant to Section 2.1 in connection with its development or commercialization of the Licensed Products, in accordance with a schedule to be agreed in writing by the Parties that will permit Avidia to timely meet its obligations to such Third Parties.
               (b) Maxygen shall be solely responsible for acquiring any other licenses as it deems appropriate from Third Parties for the development and for paying any amounts due to such Third Parties for licenses or other rights Maxygen has acquired to develop, make, have made, use, sell, offer for sale or import or have imported Licensed Products in the Territory.
          3.2.7 Royalty Term. The obligation of Maxygen to pay royalties under this Section 3.2 (except for payments due pursuant to Section 3.2.6) shall commence upon the First Commercial Sale for each Licensed Product, on a Licensed Product-by-Licensed Product and country-by-country basis, and continue until the later of (i) such time as there are no Valid Claims covering the manufacture, sale or use of such Licensed Product in such country, or (ii) [****] years from the First Commercial Sale of such Licensed Product by Maxygen and/or its Sublicensees in such country. Notwithstanding the foregoing, if at any time the royalty term with respect to a particular Licensed Product expires at a time at which there is at least one claim in a pending patent application that covers the manufacture, sale or use of such Licensed Product but is no longer deemed to be a Valid Claim due to the priority date of such patent application, then the royalty term shall restart at such time as such claim becomes a Valid Claim again pursuant to Section 1.33. Such renewed royalty term shall continue until such time as there are no Valid Claims covering the manufacture, sale or use of such Licensed Product in such country, and is subject to further renewal pursuant to this Section 3.2.7.
     3.3 Taxes.
          3.3.1 Payment of Tax. Avidia shall pay any and all taxes levied on payments received pursuant to Sections 3.1 and/or 3.2. If applicable laws or regulations require that taxes be deducted and withheld from a payment made pursuant to Sections 3.1 and/or 3.2, Maxygen shall (i) deduct those taxes from the payment; (ii) pay the taxes to the proper taxing authority; and (iii) within sixty (60) days following such payment, send to Avidia evidence of the applicable obligation together with proof of that payment.
          3.3.2 Other Taxes. Any sales taxes (e.g., consumption or value added taxes), use taxes, transfer taxes, value added, duties and other taxes or governmental charges assessed and required to be paid in connection with (i) the sale of any Licensed Product by Maxygen or its Sublicensee to a Third Party, or (ii) the transfer to Maxygen or its Affiliate or Sublicensee of any Licensed Product manufactured by Avidia or a Third Party, shall be the sole responsibility of Maxygen or its Sublicensee, as the case may be.

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          3.3.3 Assessment. Either Party may, at its own expense, protest any assessment, proposed assessment, or other claim by any governmental authority for any amount of taxes, interest or penalties or seek a tax credit, refund or other recovery of such amounts paid if permitted to do so by law. The Parties shall reasonably cooperate with each other in conducting any such protest or in efforts to receive any such tax credit, refund or other recovery, including without limitation by providing records and such additional information as may reasonably be necessary for a Party to pursue such protest, tax credit, refund or other recovery.
ARTICLE 4 — REPORTS; BOOKS AND RECORDS
     4.1 Royalty Reports and Payments. Commencing with the First Commercial Sale of a Licensed Product by Maxygen or its Sublicensees, Maxygen shall make quarterly written reports to Avidia within sixty (60) days after the end of each calendar quarter, stating in each such report, by Licensed Products and by country, the number, description and aggregate Net Sales in U.S. dollars of Licensed Products sold during the calendar quarter by each of Maxygen and each of its Sublicensees. The report shall also show (i) the calculation of Net Sales and the royalty payments due to Avidia on such Net Sales, (ii) the amount of taxes, if any, withheld to comply with applicable law, and (iii) the exchange rates used in calculating the payments due Avidia, which exchange rates shall comply with Section 4.3. Simultaneously with the delivery of each such report, Maxygen shall pay to Avidia the total royalties, if any, due to Avidia for the period of such report. If no royalties are due, Maxygen shall so report.
     4.2 Payment Method; Late Payments. All amounts due Avidia hereunder shall be paid in U.S. dollars. Any payments or portions thereof due hereunder which are not paid on the date such payments are due under this Agreement shall bear interest per annum at a rate equal to the lesser of: (a) the prime rate as reported by the Chase Manhattan Bank, New York (or its successor) for the due date of such payment, plus an additional [****] percent ([****]%) per year, or (b) the maximum rate permitted by law.
     4.3 Currency Conversion. If any currency conversion shall be required in connection with the calculation of royalties hereunder, such conversion shall be made using the exchange rate for conversion of the foreign currency into U.S. Dollars, quoted for current transactions for buying U.S. dollars, as reported in The Wall Street Journal for the last business day of the calendar quarter to which such payment pertains.
     4.4 Blocked Currency. In each country where the local currency is blocked and cannot be removed from the country, at the election of Avidia, royalties accrued in that country may be paid to Avidia in such country in local currency by deposit in a local bank designated by Avidia.
     4.5 Records; Inspection. Maxygen shall keep (and cause its Sublicensees to keep) complete, true and accurate books of account and records for the purpose of determining the royalty amounts payable under Section 3.2. Such books and records shall be kept reasonably accessible for at least [****] years following the end of the calendar quarter to which they pertain. Such records will be open for inspection during such [****] year period by an

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independent accountant reasonably acceptable to Maxygen for the purpose of verifying the royalty statements. Such inspections may be made no more than once each calendar year, at reasonable times mutually agreed by Maxygen and Avidia. Avidia’s representative or agent will be obliged to execute a reasonable confidentiality agreement prior to commencing any such inspection. Avidia shall bear the costs and expenses of inspections conducted under this Section 4.5 unless a variation or error producing an underpayment in royalties payable exceeding [****] percent ([****]%) of the amount payable for the period covered by such audit is established in the course of any such inspection, whereupon all costs relating to the inspection shall be born by Maxygen. Maxygen shall promptly pay to Avidia any and all unpaid amounts that are discovered in such audits, together with interest on such unpaid amounts at the rate specified in Section 4.2 above.
ARTICLE 5 — DILIGENCE
     5.1 Reasonable Efforts. Maxygen shall use Commercially Reasonable Efforts to: (i) [****]. Maxygen may conduct such activities itself or through Third Parties, at its sole discretion.
     5.2 Voluntary Cessation of Development. If Maxygen makes a decision that it will not (itself or with a Third Party) conduct further development or commercialization activities with respect to any Licensed Product, Maxygen shall promptly, and in no event later than thirty (30) days after such decision, so notify Avidia in writing. If Maxygen decides that it will not maintain any development or commercialization activities with respect to at least one Licensed Product for use in the Field, then upon such written notification, this Agreement shall terminate. At the request of Avidia, the Parties shall then engage in good faith negotiation for an agreement under which Maxygen would grant to Avidia an exclusive, worldwide, royalty-bearing license, with the right to grant sublicenses, under all necessary or useful intellectual property rights owned or Controlled by Maxygen to make, have made, use, import, sell and offer for sale Licensed Products.
     5.3 Sponsored Research. Promptly following the execution of this Agreement, the Parties agree to use reasonable efforts to negotiate and to endeavor to agree upon the terms of and enter into a Research Agreement pursuant to which Maxygen would sponsor a minimum of [****] Avidia FTE (full time equivalent) for [****] year for agreed research on the Licensed Products, at an annual FTE rate of [****]. The terms of any such agreement, including an agreed research plan, detailing specific activities to be conducted by Avidia, shall be reflected in a written agreement executed between the Parties. If within sixty (60) days of the Effective Date such a written agreement has not been entered by Maxygen and Avidia, then in lieu of such an agreement, Maxygen shall promptly pay to Avidia $[****] and prior to the first anniversary of the Effective Date, Maxygen shall spend at least another $[****] on research and/or development with regard to Licensed Products that may be performed, at Maxygen’s sole election, either internally by Maxygen and/or on behalf of Maxygen by one or more Third Parties. Commencing on the [****] of the Effective Date and ending on the earlier of (a) the date that the first IND for a Licensed Product is filed in the Territory, or (b) Maxygen notifies Avidia

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that it is terminating its license hereunder, Maxygen shall make annual expenditures of at least [****] dollars ($[****]) per year on research and/or development relating to the relevant Avidia Target and Licensed Products and shall provide Avidia with written evidence that such expenditures were made. At Maxygen’s sole discretion, such additional expenses may be incurred for activities (y) conducted by Avidia on behalf of Maxygen, or (z) conducted by Maxygen or by one or more Third Parties on behalf of Maxygen.
     5.4 Progress Reports. Maxygen shall provide to Avidia, within [****] days after the end of each of the second calendar quarter and the fourth calendar quarter of each year during the term of this Agreement, written reports summarizing the activities performed by or on behalf of Maxygen or its Sublicensees, and the anticipated timelines therefor, for the purpose of updating Avidia on the anticipated timing and achievement of any of the milestones set forth in Section 3.1.1 relevant to each Licensed Product; except that in no event shall Maxygen be required to disclose any confidential information of any Third Party. It is understood and agreed that such stated goals and anticipated timelines may be subject to change by Maxygen or its Sublicensee, as the case may be, at its sole discretion, subject only to the diligence requirements set forth in Section 5.1 above. Maxygen shall use reasonable efforts to provide to Avidia all material additional information that Avidia may reasonably request from time to time regarding the status of the anticipated timing and achievement of any of the milestones set forth in Section 3.1.1 relevant to a Licensed Product.
ARTICLE 6 — INTELLECTUAL PROPERTY
     6.1 Patent Prosecution.
          6.1.1 Maxygen Sole Inventions. Maxygen shall be responsible for preparing, filing, prosecuting and maintaining of any patent applications and patents owned solely by it, worldwide in such countries as it deems appropriate, and conducting any interferences, reexaminations, reissues, oppositions or requests for patent term extensions relating thereto, using counsel of its choice, at its expense.
          6.1.2 Avidia Sole Inventions.
               (a) Avidia shall be responsible for preparing, filing, prosecuting and maintaining of the patent applications and patents owned solely by it, worldwide in such countries as it deems appropriate, and conducting any interferences, reexaminations, reissues, oppositions or requests for patent term extensions relating thereto, using counsel of its choice, at its expense.
               (b) Avidia shall use reasonable efforts to obtain patent coverage with regard to Product Patents, in at least the [****], and such other countries as Maxygen and Avidia may agree. Avidia shall notify Maxygen of its intention to file any such patent application, and shall provide Maxygen with copies of all patent prosecution and maintenance documentation and correspondence so that Maxygen shall be currently and promptly informed of the continuing

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prosecution and maintenance of patent applications and patents within the Product Patents. Maxygen shall have the right to review and comment upon such documentation and correspondence, as well as all specifications, claims and responses to office actions prior to their submission to the relevant government patent office. Avidia shall reasonably consider Maxygen’s reasonable, timely comments on each such draft submission; provided that Maxygen shall be given a reasonable time, in view of the relevant filing deadline or goal, within which to provide Avidia with its comments for Avidia’s consideration. Avidia shall keep Maxygen fully informed of the status of such patent applications and patents. The Parties acknowledge that in order to obtain an early priority date for a particular application, in some circumstances Avidia may need to file patent applications prior to review by Maxygen. Maxygen shall reimburse Avidia for the expenses incurred by Avidia with respect to the filing, prosecution and maintenance of patents and patent applications within the Product Patents.
               (c) If at any time Avidia does not wish to file or wishes to discontinue the prosecution or maintenance of any patent application or patent within the Product Patents filed in any country, on a country-by-country basis, it shall promptly give notice of such intention to Maxygen. Maxygen shall have the right, but not the obligation, to assume responsibility for the prosecution of any such patent applications or maintenance of any such patents in the applicable country, at its own expense, by giving notice to Avidia of such intention within thirty (30) days.
          6.1.3 Patent Term Extensions. If Maxygen requests that an application be made to extend the term of a Product Patent covering a Licensed Product, then unless such a filing would have a material adverse impact on another human pharmaceutical product then being developed or commercialized by Avidia, the Parties will apply to extend the patent term with respect to such Product Patent, as provided for in the Patent Term Restoration Act or other similar laws and regulations affording an extension or restoration of patent term in the United States and similar laws and regulations in the other countries of the Territory. Avidia will cooperate fully with and assist Maxygen in making all filings for patent term extensions requested by Maxygen as described in this Section 6.1.3, at Maxygen’s sole expense.
     6.2 Enforcement.
          6.2.1 Product Patents. If during the Term, either Party believes any Product Patents are infringed by the activities of any Third Party, then such Party shall notify the other Party in writing. If such alleged infringement is in the Field, then Avidia shall have the initial right, but not the obligation, to notify the alleged infringer of the alleged infringement, and to initiate, prosecute and control any action with respect to such alleged infringement, by counsel of its own choice, to secure the cessation of the infringement or to bring suit against the alleged or threatened infringer. If Avidia fails to bring suit as it is permitted to within [****] days after receiving written notice from Maxygen of the alleged or threatened infringement, then Maxygen shall have the right, but not the obligation, to bring at Maxygen’s sole expense and in Maxygen’s sole control, suit against the alleged or threatened infringer; provided that such action is limited only to [****]. The non-enforcing Party shall participate and/or cooperate, at the request and expense of the enforcing Party, in any suit brought by the enforcing Party pursuant to this

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Section 6.2.1. The non-enforcing Party may participate, in its discretion and at its expense, in any suit brought by the enforcing Party pursuant to this Section 6.2.1.
          6.2.2 Recoveries. Any damages or other monetary awards recovered in a suit prosecuted by either Party pursuant to Section 6.2.1 regarding infringement shall be applied first to reimburse the costs and expenses of the Parties in conducting (or assisting in the conduct of) such suit (including without limitation the internal costs and expenses specifically attributable to such suit). Any remaining recovery shall be shared by the Parties as follows: (a) with regard to any recovery in an action brought by Avidia, [****] percent ([****]%) to Avidia, and [****] percent ([****]%) to Maxygen; and (b) with regard to any recovery in an action brought by Maxygen, or jointly by Avidia and Maxygen, [****] percent ([****]%) to Avidia, and [****] percent ([****]%) to Maxygen.
          6.2.3 No Admissions. Neither Party shall admit the unenforceability or invalidity of any Product Patent in the course of any proceeding that it has the right to conduct pursuant to this Section 6.2, without the advance written consent of the other Party.
          6.2.4 Cooperation. The Party participating in any such claim, suit or proceeding, shall keep the other Party hereto reasonably informed of the progress of any such claim, suit or proceeding. If either Party brings any action or proceeding as permitted under this Section 6.2, then, if required by applicable law in order to permit the action or proceeding to go forward, the other Party agrees to be joined as a party to such action and to give the first Party reasonable assistance and authority to control, file and prosecute the suit as necessary, at the expense of the first Party.
     6.3 Infringement Claims. If a Third Party asserts that Patent Rights owned by or licensed to it are infringed by the development, manufacture, use or sale of a Licensed Product by Maxygen or its Sublicensees during the Term, Maxygen shall have the exclusive right and responsibility to resolve the problem raised by the asserted infringement, whether by obtaining a license from such Third Party, by defending against such Third Party’s claims or otherwise and shall be solely responsible for any liabilities incurred in connection therewith pursuant to Section 9.2 below. Avidia shall reasonably cooperate with Maxygen at Maxygen’s expense in conducting the defense of the claim, and Maxygen shall keep Avidia reasonably informed of all material developments in connection with any such claim, suit or proceeding. Notwithstanding the above, Maxygen shall not enter into any agreement that makes any admission regarding (i) wrongdoing on the part of Avidia, or (ii) the invalidity, unenforceability or absence of infringement of any patent claiming Avidia Technology or, without the prior written consent of Avidia, which consent shall not be unreasonably withheld.
ARTICLE 7 — CONFIDENTIALITY
     7.1 Confidential Information. Except as expressly provided herein, the parties agree that, for the term of this Agreement and for five (5) years thereafter, the receiving Party shall keep completely confidential and shall not publish or otherwise disclose and shall not use for any

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purpose except for the purposes contemplated by this Agreement any Confidential Information furnished to it by the disclosing party hereto pursuant to this Agreement, except that to the extent that it can be established by the receiving Party by competent proof that such Confidential Information:
          7.1.1 was already known to the receiving Party, other than under an obligation of confidentiality, at the time of disclosure;
          7.1.2 was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party;
          7.1.3 became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party in breach of this Agreement;
          7.1.4 was independently developed by the receiving Party without reference to any information or materials disclosed by the disclosing Party; or
          7.1.5 was subsequently disclosed to the receiving Party, other than under an obligation of confidentiality, by a Third Party without breach of any legal obligation of such Third Party to the disclosing Party.
     7.2 Permitted Disclosures. Each Party hereto may disclose another’s Confidential Information to the extent such disclosure is reasonably necessary, in filing or prosecuting patent applications, prosecuting or defending litigation, complying with applicable laws or regulations or otherwise submitting information to tax or other governmental authorities, conducting development of Licensed Products, or making a permitted sublicense or otherwise exercising its rights hereunder, provided that if a Party is required to make any such disclosure of another Party’s confidential information, other than pursuant to a confidentiality agreement, it will as far as is practicable give reasonable advance notice to the latter Party of such disclosure and, save to the extent inappropriate in the case of patent applications, will use its reasonable efforts to secure confidential treatment of such information prior to its disclosure (whether through protective orders or otherwise).
     7.3 Securities and Exchange Commission. If a Party concludes in good faith that it is required to file or register this Agreement or a notification thereof with any governmental authority or regulatory agency, including without limitation the U.S. Securities and Exchange Commission and the Competition Directorate of the Commission of the European Communities, in accordance with applicable laws and regulations, such Party may do so; provided that, it will as far as is practicable give reasonable advance notice to the latter Party of such disclosure and will use its reasonable efforts to secure confidential treatment of such information prior to its disclosure (whether through protective orders or otherwise). The other Party shall cooperate and assist such filing/registering Party upon request of such filing/registering Party, in such filing or notification and shall execute all documents reasonably required in connection therewith, at the expense of the requesting Party.
     7.4 Non-Disclosure. Except to the extent required by law, each of the Parties hereto agrees not to disclose to any Third Party the financial terms of this Agreement without the prior

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written consent of each other Party hereto, except (i) [****], in each case under circumstances that reasonably ensure the confidentiality thereof, or (ii) as may be required by applicable law, regulation or court order; provided that, it will as far as is practicable give reasonable advance notice to the latter Party of such required disclosure and, save to the extent inappropriate in the case of patent applications, will use its reasonable efforts to secure confidential treatment of such information prior to its disclosure (whether through protective orders or otherwise).
ARTICLE 8 — REPRESENTATIONS AND WARRANTIES
     8.1 Representations and Warranties.
          8.1.1 Avidia. Avidia represents and warrants to Maxygen as of the Effective Date, except as set forth in the Schedule of Exceptions attached hereto as Exhibit A, that (i) it has the full right and authority to enter into this Agreement and, to its knowledge, grant the rights and licenses granted herein; (ii) [****]; and (iii) it has not previously granted, and will not grant during the term of this Agreement, any right, license or interest in or to Avidia Technology or the Licensed Products which is in conflict with the licenses granted under this Agreement.
          8.1.2 Maxygen. Maxygen represents and warrants to Avidia that it has the full right and authority to enter into this Agreement and to perform its obligations under this Agreement.
     8.2 Disclaimer of Warranties. AVIDIA AND MAXYGEN EACH EXPRESSLY DISCLAIMS ANY WARRANTIES OR CONDITIONS, EXPRESS, IMPLIED, WRITTEN, ORAL, STATUTORY OR OTHERWISE, WITH RESPECT TO THE CONFIDENTIAL INFORMATION, LICENSED PRODUCTS AND/OR AVIDIA TECHNOLOGY, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, AND VALIDITY, ENFORCEABILITY, OR NON-INFRINGEMENT OF THE INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES (EXCEPT [****]).
ARTICLE 9 — INDEMNIFICATION
     9.1 Avidia. Avidia shall indemnify, defend and hold harmless Maxygen and its Affiliates and Sublicensees and their respective employees, agents, officers and directors (each a “Maxygen Indemnitee”) from and against any claims, actions or suits by a Third Party (including, without limitation, product liability and environmental claims) resulting in any liabilities, damages, settlements, claims, penalties, fines, and reasonable costs or reasonable expenses (including, without limitation, reasonable attorneys’ fees and other expenses of litigation) arising out of or resulting from (i) a breach of any of the representations or warranties of Avidia in Section 8.1.1, or (ii) the research, manufacture, development, clinical testing, importation, distribution, marketing, offer for sale, sale or use of any Licensed Products and/or Products pursuant to Section 2.5 by or on behalf of Avidia or its Affiliates or sublicensees

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(including without limitation, product liability claims), except to the extent caused by the gross negligence or willful misconduct of Maxygen.
     9.2 Maxygen. Maxygen shall indemnify, defend and hold harmless Avidia and its Affiliates and Sublicensees and their respective employees, agents, officers and directors (each a “Avidia Indemnitee”) from and against any claims, actions or suits by a Third Party (including, without limitation, product liability and environmental claims) resulting in any liabilities, damages, settlements, claims, penalties, fines, and reasonable costs or reasonable expenses (including, without limitation, reasonable attorneys’ fees and other expenses of litigation) arising out of or resulting from (i) a breach of Maxygen’s representations and warranties in Section 8.1.2, or (ii) the research, manufacture, development, clinical testing, importation, distribution, marketing, offer for sale, sale or use of any Licensed Products by or on behalf of Maxygen or its Affiliates or Sublicensees (including without limitation, product liability claims), except to the extent caused by the gross negligence or willful misconduct of Avidia.
     9.3 Procedure. An Indemnitee that intends to claim indemnification from a Party under this Article 9 shall [****].
ARTICLE 10 — TERM AND TERMINATION
     10.1 Term. This Agreement shall be effective as of the Effective Date and, unless otherwise terminated earlier pursuant to the other provisions of this Article 10, shall continue in full force and effect on a Licensed Product-by-Licensed Product and country-by-country basis until the date Maxygen and its Affiliates and Sublicensees has no remaining royalty obligations hereunder for such Licensed Products in such country and no possibility of renewed royalty obligations on account of claims in pending patent applications no longer qualifying as Valid Claims. Thereafter, the licenses granted by Avidia under Section 2.1 shall be fully paid, non-exclusive and perpetual, subject to Maxygen’s continued compliance with all provisions that survive expiration of this Agreement.
     10.2 Termination for Cause. Either Party may terminate this Agreement in the event the other Party has materially breached or defaulted in the performance of any of its obligations hereunder, and such default has continued, after written notice thereof (which notice reasonably describes the events or circumstances related to the alleged breach or default) was received by the breaching Party from the nonbreaching Party, for [****] days thereof for non-payment by Maxygen or ninety (90) days thereof for any other breach. The non-breaching Party shall have the right to terminate this Agreement at the end of such period unless the breaching Party has cured any such breach or default prior to the expiration of such period.
     10.3 Termination for Insolvency. If voluntary or involuntary proceedings by or against a Party are instituted, or if a Party otherwise seeks relief, under bankruptcy, insolvency or similar law, or a receiver or custodian is appointed for such party, or proceedings are instituted by or against such Party for corporate reorganization or the dissolution of such party, which proceedings, if involuntary, shall not have been dismissed within [****] days after the date of

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filing, or if such Party makes an assignment for the benefit of creditors, or substantially all of the assets of such Party are seized or attached and not released within [****] days thereafter, the other Party may immediately terminate this Agreement effective upon notice of such termination.
     10.4 Permissive Termination. Maxygen may terminate this Agreement in whole, or in part on a Licensed-Product-by-Licensed-Product basis, upon at least thirty (30) days written notice of such termination to Avidia. Termination of this Agreement in whole pursuant to this Section 10.4 shall be subject to the terms of Section 5.2.
     10.5 Effect of Breach or Termination.
          10.5.1 Accrued Rights and Obligations. Termination of this Agreement for any reason shall not release any Party hereto from any liability which, at the time of such termination, has already accrued to the other Party or which is attributable to a period prior to such termination, nor preclude either Party from pursuing any rights and remedies it may have hereunder or at law or in equity which accrued or are based upon any event occurring prior to such termination.
          10.5.2 Return of Confidential Information. Upon the expiration or termination of this Agreement, Maxygen and Avidia shall promptly return to the other Party all Confidential Information received from the other Party except one copy of written and graphic materials (in hard copy or electronic form) which may be retained for archival purposes.
          10.5.3 Licenses. The licenses granted to Maxygen herein shall terminate in the event of any termination of this Agreement if either Party properly terminates this Agreement pursuant to Section 10.2 or 10.3 or if Maxygen terminates this Agreement in its entirety pursuant to 10.4.
          10.5.4 Sublicenses. In the event of any termination of this Agreement, any sublicense granted by Maxygen shall remain in force and effect and be assigned by Maxygen to Avidia, if and only if such Sublicensee is not in breach of the its obligations under the sublicense agreement; provided the financial obligations of any such Sublicensee shall be limited to the amounts Maxygen is obligated to pay to Avidia for the activities of such Sublicensee under this Agreement.
          10.5.5 Stock on Hand. In the event this Agreement is terminated for any reason other than Maxygen’s termination pursuant to Section 10.4, until [****] months after the effective date of such a termination, Maxygen and its Sublicensees shall have the right to sell or otherwise dispose of the stock of any Licensed Products in the possession of Maxygen or its Sublicensees at the time of notice of such termination, subject to Articles 3 and 4.
     10.6 Covenant. The covenant in Section 2.4 shall survive in the event of an expiration of this Agreement following the payment of all royalties due under the Agreement but not in the

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event of any termination of the Agreement pursuant to Sections 10.2, 10.3 or 10.4, solely with respect to the termination of this Agreement in whole.
     10.7 Survival. Sections 2.5 (subject to any and all ongoing payment obligations to Third Parties, and if the agreement has not been terminated pursuant to Section 10.2 or 10.3), 3.1 (as to pre-termination events), 3.2 (as to pre-termination sales and sales subject to Section 10.5.5), 3.3, the last sentence of 5.2, 6.1, 6.2 (as to pre-termination enforcement actions only), 6.3, 8.2, 10.4 and 10.5, 10.6 and Articles 1, 4 (as to pre-termination sales and sales subject to Section 10.5.5), 7, 9, 11 and 12 shall survive the expiration or termination of this Agreement for any reason.
ARTICLE 11 — DISPUTE RESOLUTION
     11.1 Mediation. If a dispute arises out of or relates to this Agreement, or the breach thereof, the Parties agree first to try in good faith to settle the dispute by negotiation and escalation to senior representatives within their respective organizations.
     11.2 Jurisdiction; Venue. Each Party hereby irrevocably consents to the personal jurisdiction of and exclusive venue before the U.S. district court for the Northern District of the State of California (and the California Superior Courts for San Mateo and Santa Clara counties), and hereby waives all defenses such Party may have to the personal jurisdiction of and/or venue before such courts.
ARTICLE 12 — MISCELLANEOUS
     12.1 Governing Law. This Agreement and any dispute arising from the performance or any breach hereof, including without limitation any arbitration under Section 3.2.3(d), shall be governed by and construed in accordance with the laws of the State of California, without reference to conflicts of laws principles of that State or of any other jurisdiction. Notwithstanding the foregoing, the interpretation and enforcement of Section 3.2.3(d) shall be governed by the United States Arbitration Act.
     12.2 Waiver. Neither Party may waive or release any of its rights or interests in this Agreement except in writing. The failure of either Party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement shall not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition.
     12.3 Assignment. This Agreement shall not be assignable by either Party to any third party hereto without the written consent of the other Party, which consent shall not be unreasonably withheld; provided either Party may assign this Agreement, without such consent, to (i) an Affiliate of such Party; or (ii) an entity that acquires all or substantially all of the business or assets of such Party to which this Agreement pertains, whether by merger, reorganization, acquisition, sale or otherwise. The terms and conditions of this Agreement shall be binding on and inure to the benefit of the permitted successors and assigns of the Parties. Any assignment not satisfying the foregoing shall be null and void.
     12.4 Notices. Any notices, requests and other communications hereunder shall be in writing and shall be personally delivered or sent by international express delivery service,

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registered or certified mail, return receipt requested, postage prepaid, in each case to the respective address specified below, or such other address as may be specified in writing to the other Party hereto:

Maxygen:	Maxygen, Inc.
515 Galveston Drive
Redwood City, CA 94063
Attn: General Counsel

Avidia:	Avidia Research Institute

Attn:
     12.5 Force Majeure. Neither Party shall be liable to the other for failure or delay in the performance of any of its obligations under this Agreement for the time and to the extent such failure or delay is caused by earthquake, riot, civil commotion, war, hostilities between nations, governmental law, order or regulation, embargo, action by the government or any agency thereof, act of God, storm, fire, accident, labor dispute or strike, sabotage, explosion or other similar or different contingencies, in each case, beyond the reasonable control of the respective Party. The party affected by Force Majeure shall provide the other Party with full particulars thereof as soon as it becomes aware of the same (including its best estimate of the likely extent and duration of the interference with its activities), and will use reasonable efforts to overcome the difficulties created thereby and to resume performance of its obligations as soon as practicable. Notwithstanding the foregoing, the milestone payments and royalty payments hereunder shall not be delayed by the payer because of a Force Majeure affecting the payer, unless such Force Majeure specifically precludes the payment process.
     12.6 Independent Contractors. The Parties agree that the relationship of Maxygen and Avidia established by this Agreement is that of independent contractors. Furthermore, the Parties agree that this Agreement does not, is not intended to, and shall not be construed to, establish a partnership or joint venture, and nor shall this Agreement create or establish an employment, agency or any other relationship. Neither Party shall have any right, power or authority, nor shall they represent themselves as having any authority to assume, create or incur any expense, liability or obligation, express or implied, on behalf of the other Party, or otherwise act as an agent for the other Party for any purpose.
     12.7 Advice of Counsel. Avidia and Maxygen each acknowledges and agrees that this Agreement shall not be deemed to have been drafted by one Party or another and will be construed accordingly.
     12.8 Patent Marking. Maxygen agrees to mark and have its Affiliates and Sublicensees mark all Licensed Products they sell or distribute pursuant to this Agreement in accordance with the applicable statute or regulations in the country or countries of manufacture and/or sale thereof.

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     12.9 Other Obligations. Except as expressly provided in this Agreement or as separately agreed upon in writing between Avidia and Maxygen, each Party shall bear its own costs incurred in connection with the implementation of the obligations under this Agreement.
     12.10 Severability. In the event that any provisions of this Agreement are determined to be invalid or unenforceable by a court of competent jurisdiction, the remainder of the Agreement shall remain in full force and effect without said provision. The Parties shall in good faith negotiate a substitute clause for any provision declared invalid or unenforceable, which shall most nearly approximate the intent of the Parties in entering this Agreement; provided, if the Parties are unable to agree on such a substitute clause and the deletion of the provision held invalid or unenforceable would produce material adverse financial consequences for one Party, such Party shall have the right to terminate the Agreement with one hundred eighty (180) days notice.
     12.11 Further Assurances. At any time or from time to time on and after the date of this Agreement, either Party shall at the request of the other party (i) deliver to the requesting party such records, data or other documents consistent with the provisions of this Agreement, (ii) execute, and deliver or cause to be delivered, all such consents, documents or further instruments of assignment, transfer or license, and (iii) take or cause to be taken all such actions, as the requesting Party may reasonably deem necessary or desirable in order for the requesting Party to obtain the full benefits of this Agreement and the transactions contemplated hereby.
     12.12 Export Laws. Notwithstanding anything to the contrary contained herein, all obligations of Avidia and Maxygen are subject to prior compliance with United States export regulations and such other United States laws and regulations as may be applicable, and to obtaining all necessary approvals required by the applicable agencies of the government of the United States. Avidia and Maxygen, respectively, shall each use its best efforts to obtain such approvals for its own activities. Each party shall cooperate with the other Party and shall provide assistance to the other party as reasonably necessary to obtain any required approvals.
     12.13 LIMITATION OF LIABILITY. NEITHER PARTY SHALL BE LIABLE TO THE OTHER OR ANY THIRD PARTY FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL OR INDIRECT DAMAGES (INCLUDING, WITHOUT LIMITATION, LOST PROFITS) ARISING OUT OF ANY PERFORMANCE OF THIS AGREEMENT, HOWEVER CAUSED, UNDER ANY THEORY OF LIABILITY, UNLESS SUCH DAMAGES ARISE FROM [****].
     12.14 Entire Agreement; Amendment. This Agreement, together with the attached Exhibits which are incorporated herein by reference, constitutes the entire agreement between the Parties with respect to the subject matter hereof, and supersedes and cancels all prior or contemporaneous understandings or agreements, whether written or oral, between Maxygen and Avidia with respect to such subject matter, except that certain Cross License Agreement entered by the Parties dated June 30, 2003, which shall survive according to its terms. This Agreement can only be amended or modified with a written document signed by both Parties.

*	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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     12.15 Headings. The captions to the several Sections and Articles hereof are not a part of this Agreement, but are included merely for convenience of reference only and shall not affect its meaning or interpretation.
     12.16 Counterparts. This Agreement may be executed in two counterparts, each of which shall be deemed an original and which together shall constitute one instrument.
     IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed by their authorized representatives as of the Effective Date.

MAXYGEN, INC.	AVIDIA RESEARCH INSTITUTE

By:	By:

Name:	Name:

Title:	Title:

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Exhibit A
Schedule of Exceptions

24

EXHIBIT K
Reserved Therapeutic Product Criteria
A.	General Principles. Whether a particular Domain-Based Protein is a Reserved Therapeutic Product will be determined with reference to the criteria in this Exhibit K. It is the intent of the Parties that such determination will be based on (1) the [****], as assessed in an assay agreed by the Parties, and (2) the [****], as assessed in an assay agreed by the Parties. Reserved Therapeutic Products are those that both (1) [****]; and (2) [****]. A single assay may be adequate to demonstrate [****].

The assays expressly listed in this Exhibit for a particular Reserved Therapeutic Product (i.e., in Section B.4 and C below) have been agreed to by the Parties.
B.	[****] Assays. Assays for [****] will measure [****]. Several types of [****] assays are described below.
1.	[****]

2.	[****].

3.	[****]

4.	Assays demonstrating [****] are illustrated below with regard to assays for assessing the [****].
a.	[****]

b.	[****]

c.	[****]
C.	[****] Assays. Assays for [****] will measure [****]. [****] of an agonist in the applicable assay that is [****]. [****] of an antagonist in the applicable assay that results in [****].
1.	[****]
a.	[****]: [****][1]
2.	[****]
a.	[****]: [****]

[1]	By way of example and without illustration, if a [****].

*	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.	[****]
a.	[****]: [****]
4.	Agonists of any [****]
a.	[****]:
A.	[****]; or

B.	[****]; or

C.	[****].
5.	Antagonists of any [****]
a.	[****]: [****]

b.	Assay:
A.	[****]

B.	[****]

C.	[****]
6.	Antagonists of [****]
a.	[****]: [****]
7.	Agonists or antagonists of [****]
a.	Agonist [****]: [****]

b.	Antagonist [****]: [****]
8.	Agonists or antagonist of a [****]
a.	Agonist [****]: [****]

b.	Antagonist [****]: [****]
9.	Agonists or Antagonists of [****]
a.	Agonist [****]: [****]

*	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2

b.	Antagonist [****]: [****]
10.	Agonists or Antagonists of [****]
a.	Agonist [****]: [****]

b.	Antagonist [****]: [****]
11.	Agonists or antagonists of [****]
a.	Agonist [****]: [****]

b.	Antagonist [****]: [****]
12.	Agonists or antagonists of [****]
a.	Agonist [****]: [****]

b.	Antagonist [****]: [****]

*	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3

EXHIBIT L
Software
1.	[****]

2.	[****]

3.	[****]

4.	[****]

5.	[****]
All the foregoing are copyrighted by Maxygen.

*	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.